SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant    [X]
Filed by a party other than the Registrant   [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                                  ACCOM, INC.
            ------------------------------------------------
            (Name of Registrant as Specified in Its Charter)


  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

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(2)  Aggregate number of securities to which transactions applies:

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(3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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[ ]   Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3)  Filing party:

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(4)  Date filed:

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


                                   ACCOM, INC.

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 20, 1999

--------------------------------------------------------------------------------

         The Annual Meeting of Stockholders (the "Annual Meeting") of Accom, Inc. ("Accom" or the "Company") will be held at the Company's principal executive offices at 1490 O'Brien Drive, Menlo Park, California 94025, on Tuesday, July 20, 1999, at 10:00 a.m., for the following purposes:

1. To elect a board of six directors as follows: (a) two directors to serve a three-year term, two directors to serve a two-year term, and two directors to serve a one-year term; or (b) if Proposal No. 3 is not approved, six directors to hold office until the expiration of their respective terms of office and until their respective successors are duly elected and qualified.

2. To consider and vote upon a proposal to amend the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 20,233,497 to 40,000,000, and the total number of shares of authorized stock from 22,233,497 to 42,000,000.

3. To consider and vote upon a proposal to (a) adopt classified board provisions in the Company's Amended and Restated Certificate of Incorporation to (i) implement a classified board of directors divided into three classes of directors, with the term of office of one of the three classes of directors expiring each year and with each class being elected for a three-year term, (ii) provide that only the Board of Directors, and not the stockholders, may set by resolution the number of directors within the specified range of five (5) to nine (9), (iii) provide that only the Board of Directors may fill vacancies on the Board (unless no Board members remain) and that any director appointed to fill a vacancy on the Board of Directors will serve for the remainder of the full term of the class in which the vacancy occurred, and (iv) require a vote of 66 2/3% of the Company's stockholders to amend or repeal the foregoing classified board provisions (the "Classified Board Provisions"); and (b) to amend the Company's Bylaws to conform with the Classified Board Provisions.

4. To consider and vote upon a proposal to amend the Company's Amended and Restated Certificate of Incorporation to provide that the Company elects to be governed by the business combination statute set forth in
         Section 203 of the Delaware General Corporation Law.

5. To consider and vote upon a proposal to amend the Company' 1995 Stock Incentive/Stock Issuance Plan to provide that (a) the stock options previously granted and to be granted to non-employee directors of the Company be immediately vested and not subject to repurchase by the Company and (b) each non-employee director be granted each year fully-vested options to purchase 5,000 shares of Common Stock of the Company.

6. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the Company's 1999 calendar year; and

7. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof is June [10], 1999. A complete list of the stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company for at least ten days prior to the Annual Meeting.

         All stockholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, please carefully read the accompanying Proxy Statement which describes the matters to be voted upon at the Annual Meeting and sign, date and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to assure that all your shares will be voted. If you attend the Annual Meeting and vote by ballot, your proxy vote will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

                                             By Order of the Board of Directors,



                                             Lionel M. Allan,
                                             Secretary

Menlo Park, California
June ___, 1999

                                   ACCOM, INC.

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                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                  July 20, 1999

--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Accom, Inc., a Delaware corporation ("Accom" or the "Company"), with principal executive offices at 1490 O'Brien Drive, Menlo Park, California 94025, to be voted upon at the Annual Meeting of Stockholders on Tuesday, July 20, 1999 (the "Annual Meeting") and at any adjournment or adjournments thereof.

         These proxy materials were first mailed to stockholders on or about June ___, 1999.

                               PURPOSE OF MEETING

         The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

                             REVOCABILITY OF PROXIES

         Any stockholder giving a proxy pursuant to this solicitation may revoke it at any time prior to exercise of such proxy by providing written notice of such revocation to the Secretary of the Company at its offices at 1490 O'Brien Drive, Menlo Park, California 94025; by providing a duly executed proxy bearing a later date; or by attending the meeting and voting in person.

                             VOTING AND SOLICITATION

         Stockholders of record at the close of business on June [10], 1999 are entitled to notice of and to vote at the Annual Meeting. As of the close of business on such date, the Company had [10,123,247] shares of Common Stock outstanding and entitled to vote and approximately [1,XXX] stockholders of record, including several holders who are nominees for an undetermined number of beneficial owners. Each holder of Common Stock is entitled to one vote for each share held as of the record date. The holders of a majority of the shares of Common Stock outstanding on the record date and entitled to be voted at the Annual Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting and any adjournments and postponements thereof.

         All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Shares abstained or subject to a broker non-vote are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. For proposals other than the election of directors, abstentions are counted in tabulations of the votes cast on a proposal presented to stockholders and generally have the same effect as a vote against the proposal, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. With regard to the election of directors, votes may be cast in favor of the director or withheld. Because directors are elected by plurality, abstentions from voting and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome. If a quorum is present at the Annual Meeting, the nominees receiving the greatest number of votes (up to six directors) will be elected.

         Each proxy submitted by a stockholder will, unless otherwise directed by the stockholder in the proxy, be voted FOR (a) election of the six director nominees named herein (Proposal No. 1); (b) amendment of the Company's

Amended and Restated Certificate of Incorporation (hereinafter, the "Certificate of Incorporation") to increase the number of authorized shares of the Company's Common Stock to 40,000,000 and the number of authorized shares of all capital stock to 42,000,000 (Proposal No. 2); (c) amendment of the Company's Certificate of Incorporation and Bylaws to add the Classified Board Provisions (Proposal No.
3); (d) amendment of the Company's Certificate of Incorporation to provide that the Company elects to be governed by the business combination statute set forth in Section 203 of the Delaware General Corporation Law (Proposal No. 4); (e) amendment of the Company's 1995 Stock Incentive/Stock Issuance Plan, as amended (the "Plan") to provide that the stock options previously granted and to be granted to non-employee directors of the Company be immediately vested and not subject to repurchase by the Company and that each non-employee director be granted each year options to purchase 5,000 shares of Common Stock of the Company (Proposal No. 5); and (f) ratification of Ernst & Young LLP as independent auditors of the Company for 1999 (Proposal No. 6). The Company's directors and executive officers (who currently hold Common Stock representing approximately 53% of the Company's outstanding Common Stock) have indicated that they intend to vote all shares of voting stock over which they exercise voting power as of the record date for approval of each of the proposals described in this Proxy Statement.

         If a stockholder has submitted a proxy appropriately directing how the shares represented thereby are to be voted, such shares will be voted according to the stockholder's direction. Any stockholder has the power to revoke his or her proxy at any time before it is voted at the Annual Meeting by submitting a written notice of revocation to the Secretary of the Company or by filing a duly executed proxy bearing a later date. A proxy will not be voted if the stockholder who executed it is present at the Annual Meeting and elects to vote the shares represented thereby in person.. If a stockholder has submitted a proxy appropriately directing how the shares represented thereby are to be voted, such shares will be voted according to the stockholder's direction. Any stockholder has the power to revoke his or her proxy at any time before it is voted at the Annual Meeting by submitting a written notice of revocation to the Secretary of the Company or by filing a duly executed proxy bearing a later date. A proxy will not be voted if the stockholder who executed it is present at the Annual Meeting and elects to vote the shares represented thereby in person.

         The Board of Directors reserves the right to withhold any proposal described herein from a vote at the Annual Meeting if the Board of Directors deems a vote on such proposal to be contrary to the best interests of the Company and its stockholders. In such an event, the proposal withheld will be neither adopted nor defeated.

         The cost of soliciting these proxies consisting of the printing, handling and mailing of the proxy card and related material and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to the beneficial owners of stock. These costs will be paid by the Company. In order to assure a majority vote will be present in person or by proxy at the Annual Meeting, it may be necessary for certain officers, directors, regular employees and other representatives of the Company to solicit proxies by telephone, facsimile, telegraph or electronic means or in person. These persons will receive no extra compensation for their services. The Company reserves the right to have an outside solicitor conduct the solicitation of proxies and to pay such solicitor for its services.

         Each of the following documents of the Company (collectively, the "Company Reports") has been mailed to all stockholders entitled to notice of and to vote at the Annual Meeting: (a) Transition Report on Form 10-K for the transition period ended December 31, 1998, and (b) Quarterly Report on Form 10-Q for the quarter ended March 31, 1999. The Company Reports are not incorporated into this Proxy Statement and are not considered proxy soliciting material.

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                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

         Under the current charter documents, the Company's directors are elected at each annual meeting of stockholders. Currently, the number of authorized directors of the Company is six. At the Annual Meeting, six directors will be elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified, provided however that the effect of Proposal No. 3, if approved, would be to classify the Board of Directors into three classes having staggered terms of three years each and make an initial classification of the nominees as listed below. Such an amendment would therefore extend the terms of two of the directors for two years and the term of two other directors for one year. Each director would then serve until the annual meeting of stockholders at which directors of his or her class are to be elected and/or until their respective successors are duly elected and qualified. If a quorum is present at the Annual Meeting, the nominees receiving the greatest number of votes (up to six directors) will be elected.

         All of the nominees for election as directors at the Annual Meeting set forth in the table below are incumbent directors. Each of the nominees has consented to serve as a director if elected. Except to the extent that authority to vote for any directors is withheld in a proxy, shares represented by proxies will be voted FOR such nominees. In the event that any of the nominees for director should before the Annual Meeting become unable to serve if elected, shares represented by proxies will be voted for such substitute nominees as may be recommended by the Company's existing Board of Directors, unless other directions are given in the proxies. Proxies cannot be voted for a greater number of persons than the number of nominees herein. To the Company's knowledge, all the nominees will be available to serve.

Information with Respect to Nominees

         Set forth below is information regarding the directors, including information furnished by them as to their principal occupation at present and for the last five years, certain other directorships held by them, the year in which each became a director of the Company and their ages as of April 20, 1999.
There are no family relationships among any of the directors or executive officers of the Company.


                                                                                               Class/End of Term of
                                                                                 Director     Director if Classified
Nominees                           Position with the Company             Age       Since          Board Approved
-------------------------------    ---------------------------------   ------    --------     -----------------------
Junaid Sheikh                      Chairman of the Board, President,      45       1988            Class 3/2002
                                   and Chief Executive Officer

Lionel M. Allan                    Director                               55       1995            Class 1/2000

Thomas E. Fanella                  Director                               52       1997            Class 2/2001

David A. Lahar                     Director                               41       1998            Class 2/2001

Eugene M. Matalene, Jr.            Director                               51       1999            Class 1/2000

Michael Luckwell                   Director                               57       1999            Class 3/2002



Business Experience of Board Nominees

         Junaid Sheikh has served as the Chairman of the Board of Directors since June 1988 and as the Company's President and Chief Executive Officer since November 1991. Mr. Sheikh was also the President and Chairman of the Board of Directors of Axial Systems Corporation, a maker of on-line editing systems, from May 1990 to October 1991.

         Lionel M. Allan has served on the Board of Directors since April 1995. Since March 1992, Mr. Allan has been President of Allan Advisors, Inc., a board of directors and legal consulting firm. Mr. Allan also is a director and past

Chairman of the Board of KTEH Public Television Channel 54 in San Jose, California, a director of Catalyst Semiconductor, Inc., a semiconductor company, and a former director (from June 1994 to December 1998) of Global Motorsport Group, Inc., a motorcycle products company.

         Thomas E. Fanella has served on the Board of Directors since March 1997. Since August 1988, Mr. Fanella has been President and Chief Executive Officer of KTEH Public Television Channel 54 in San Jose, California. Mr. Fanella is also a director of the Catholic Television Network, the Pacific Mountain Network and the Silicon Valley Forum.

         David A. Lahar has served on the Board of Directors since February 1998. Since September 1992, Mr. Lahar has been a Managing Director of EOS Capital, Inc., an investment, venture capital and consulting firm. From 1992 to June 1996, Mr. Lahar was the President of Aurora Electronics, Inc. ("Aurora"), a company which he co-founded and which is a provider of spare parts distribution services and electronics recycling and recovery services to computer manufacturers and field service providers. From 1986 to 1992, Mr. Lahar was a Managing Director in the Investment Banking Division of PaineWebber Incorporated.

         Eugene M. Matalene, Jr. has served on the Board of Directors since March 1999. Since 1997, Mr. Matalene has served as President of Strata Capital Management Corp., a merchant bank. He was a Managing Director of Furman Selz, an investment bank, from 1996 to 1997 and a Managing Director of PaineWebber Incorporated, an investment bank, from 1989 to 1996. Mr. Matalene has been a director of American Bankers Insurance Group, Inc., a specialty insurance products company, since 1990.

         Michael Luckwell has served on the Board of Directors since May 1999. Since 1986, Mr. Luckwell's principal occupation has been as an individual investor and a manager of his personal investments. In addition, for six months in 1995, Mr. Luckwell served as the Chief Executive of Riverside Plc, a company based in England which operated health and fitness centers. Mr. Luckwell has been a director of HIT Entertainment Plc, a publicly traded entertainment company based in England, since May 1993. In 1970, Mr. Luckwell founded The Moving Picture Company, a leading European video facility and film and television production company. In 1983, The Moving Picture Company was merged with Carlton Communications Plc, and Mr. Luckwell served as the Managing Director of Carlton until 1986.

Arrangements in Connection with the Election of Two Directors

         On March 12, 1999, the Company issued 6% Senior Subordinated Convertible Notes due March 12, 2004 (the "Convertible Notes") in the aggregate principal amount of $3,500,000 to a group of six investors led by American Bankers Insurance Group, Inc. ("American Bankers"), including Mr. Matalene. So long as American Bankers holds either shares or Convertible Notes representing at least 50% of the Company's Common Stock (the "Common Stock") issuable upon conversion of the Convertible Notes, American Bankers has the right to nominate an individual as a member of the Company's management slate of directors submitted for election to the Company's Board of Directors (the "Board of Directors"). American Bankers nominated Mr. Matalene, a director of American Bankers. After the Company expanded its Board of Directors from four to five directors, Mr. Matalene was appointed as the Company's fifth director in accordance with the Company's Bylaws.

         On December 10, 1998, the Company entered into a Stock Purchase Agreement with Michael Luckwell, pursuant to which Mr. Luckwell purchased
$1,500,000 of Common Stock of the Company. Pursuant to the Stock Purchase Agreement, Mr. Luckwell has the right to be nominated as a member of the Company's management slate of directors submitted for election to the Company's Board of Directors. Mr. Luckwell requested to be appointed to the Board of Directors and, after the Company expanded its Board of Directors from five to six directors, Mr. Luckwell was appointed as the Company's sixth director in accordance with the Company's Bylaws.

Compensation of Directors

         Of the Company's six directors, one director is a salaried employee of the Company. Directors who are employees of the Company do not receive any additional compensation or benefits for their service as directors.

         The five remaining non-employee directors are compensated for their services through the issuance of stock options. When first elected or appointed as directors, non-employee directors are granted non-statutory stock options to purchase 10,000 shares of Common Stock. Then, after each annual meeting, each non-employee director currently receives options to purchase 2,500 shares of Common Stock, provided the non-employee directors has served on the Board of Directors for at least six months. All such options expire 10 years from the date of grant, have an exercise price at the fair market value of the Common Stock on the date of grant and are immediately exercisable. However, any shares purchased under such options are subject to repurchase by the Company. The
Company's repurchase right with respect to the initial grant of options lapses in a series of four equal annual installments over the director's period of continued service, with the first such installment to lapse upon the director's completion of one year of Board service measured from the date of grant. The Company's repurchase right with annual grants lapses one year from the date of grant.

         In accordance with the Company's standard arrangements, the Company made the following issuances in calendar year 1998. Mr. Lahar was issued 10,000 options upon his first becoming a director of the Company on February 17, 1998. Messrs. Fanella and Mr. Allan were issued 2,500 options upon re-election as directors of the Company on February 17, 1998. Mr. Matalene was issued 10,000 options upon his first becoming a director of the Company on March 12, 1999. Mr. Luckwell was issued 10,000 options upon his first becoming a director of the Company on May 4, 1999

         If Proposal No. 5, described below, is approved by the stockholders, then each non-employee director will be granted options to purchase 5,000 shares of the Company's Common Stock each year (instead of 2,500 shares) and such options will be immediately vested and exercisable and will not be subject to repurchase by the Company. In addition, all outstanding options held by non-employee directors will become immediately vested and exercisable and will not be subject to repurchase by the Company.

         See, also, "Certain Relationships and Related Transactions," below, for a discussion of certain transactions between the Company and certain members of the Board of Directors.

Board Meetings and Committees

         The Board of Directors held a total of eight meetings in fiscal year 1998 (ending September 30, 1998) and one meeting during the transition period from October 1, 1998 to December 31, 1998 (the "Transition Period"). Each incumbent director attended at least 75% of the board meetings and meetings of the committee on which they served during fiscal year 1998 and the Transition Period. During fiscal year 1998, one meeting of the Audit Committee was held and during the Transition Period no committee meetings were held. The Company's Audit Committee is comprised of Messrs. Fanella and Lahar. The Company does not have a compensation or nominating committee and did not during the last fiscal year and the Transition Period.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

Report of the Board of Directors

         The Board of Directors has general responsibility for establishing the compensation payable to the Company's executive officers and other key executives and has the sole and exclusive authority to administer the Company's 1995 Stock Option/Stock Issuance Plan (the "Stock Option Plan") under which grants may be made to such individuals. Until September 15, 1996, such functions were performed by the Compensation Committee of the Board and are now performed by the full Board of Directors.

         General Compensation Policy. Under the supervision of the Board of Directors, the Company's compensation policy is designed to attract and retain qualified key executives critical to the Company's growth and long-term success.

It is the objective of the Board of Directors to have a portion of each executive's compensation contingent upon the Company's performance as well as upon the individual's personal performance. Accordingly, each executive officer's compensation package is comprised of three elements: (i) base salary which reflects individual performance and expertise, (ii) variable bonus awards payable in cash and tied to the achievement of certain performance goals for the Company or the executive and (iii) long-term, stock-based incentive awards that are designed to strengthen the mutuality of interests between the executive officers and the Company's stockholders. The summary below describes in more detail the factors which the Board of Directors considers in establishing each of the three primary components of the compensation package provided to the executive officers.

         Base Salary. The level of base salary is established primarily on the basis of the individual's qualifications and relevant experience, the strategic goals for which he has responsibility, the compensation levels at companies that compete with the Company for business and executive talent, and the incentives necessary to attract and retain qualified management. Base salary is reevaluated each year to take into account the individual's performance and to maintain a competitive salary structure. Company performance does not play a significant role in the determination of base salary.

         Cash-Based Incentive Compensation. Cash bonuses are awarded on a discretionary basis to executive officers on the basis of their success in achieving designated individual goals and the Company's success in achieving specific company-wide goals, such as customer satisfaction, revenue growth and earnings growth.

         Long-Term Incentive Compensation. The Company has utilized the Stock Option Plan to provide executives and other key employees with incentives to maximize long-term stockholder values. Awards under this plan by the Board of Directors take the form of stock options designed to give the recipient a significant equity stake in the Company and thereby closely align his interests with those of the Company's stockholders. Factors considered in making such awards include the individual's position in the Company, his performance and responsibilities, and internal comparability considerations. In addition, the Board of Directors takes into account each individual's position with the Company and his existing holdings of unvested options. Each option grant allows the executive officer to acquire shares of Common Stock at a fixed price per share (the fair market value on the date of grant) over a specified period of time (up to 10 years). The options typically vest in periodic installments over a four-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he remains in the Company's service, and then only if the market price of the Common Stock appreciates over the option term.

         CEO Compensation. In setting the compensation payable during the 1998 calendar year to the Company's Chief Executive Officer, Junaid Sheikh, the Board of Directors used the same factors as described above for the executive officers. The Board established a combination compensation package for Mr. Sheikh, including a base salary and stock option grants in line with those received by other executives of comparably-sized companies in similar industries. In December 1998, the Board granted Mr. Sheikh options to purchase 250,000 shares of common stock, a portion of which were general compensation options commensurate with options granted to other officers and key employees of the Company and a portion of which were in consideration of the extraordinary efforts expended by Mr. Sheikh in the negotiation and consummation of the Company's acquisition of Scitex Digital Video.

         Report on Repriced Stock Options. In May 1998, the Board of Directors determined that it was in the best interest of the Company to offer to reprice the then-existing stock options of the Company with exercise prices in excess of the then-current fair market value of the Company's Common Stock. The Company also changed the vesting on all outstanding options from a five-year period to a four-year period, with 25% of the shares vesting at the end of the first year and the rest vesting equally over the following three years. Included in the repricing actions were options held by the Company's executive officers and certain directors, but not any of the options that had been automatically granted to the non-employee directors pursuant to the Stock Option Plan. The objectives of the Stock Option Plan are to promote the interests of the Company by providing employees, certain directors, and certain consultants or independent contractors an incentive to acquire a proprietary interest in the Company and to continue to render services to the Company. It was the view of the Board of Directors that stock options with exercise prices substantially above the current market price of the Company's Common Stock were viewed negatively by most optionees of the Company, and provided little, if any, equity incentive to the optionees. The Board thus concluded that such option grants seriously undermined the specific objectives of the Stock Option Plan and should properly be repriced. In making this decision, the Board also considered the fairness of such a determination in relation to other stockholders. In the opinion of the Board, the stockholders' long-term best interests were clearly served by the retention and motivation of optionees.

         In this context, the Board decided that effective May 15, 1998 (the "Grant Date") all optionees holding stock options with exercise prices in excess of the fair market value of the Company's Common Stock should receive a one-for-one repricing of their then-existing unexercised stock options with a new exercise price set at $1.03125 per share, the fair market value of the Company's Common Stock on the Grant Date. The Company completed this repricing through a one-for-one stock option exchange of "underwater" stock options for all optionees. The vesting schedule of the new options, as well as all other options, was changed from a vesting schedule over a five-year period to a vesting schedule over a four-year period (with 25% vesting after one year and the balance vesting on a equal monthly basis thereafter). The exchange was completed in May 1998. It is the opinion of the Board of Directors that this program helped build optionee morale and provided new incentives for the Company's employees and management.

                                              The Board of Directors

                                              Junaid Sheikh
                                              Lionel M. Allan
                                              Thomas E. Fanella
                                              David A. Lahar
                                              Michael Luckwell
                                              Eugene M. Matalene, Jr.

Compensation Committee Interlocks and Insider Participation

         No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Board of Directors. Mr. Sheikh, Chairman of the Board of Directors, is also President and Chief Executive Officer of the Company. Mr. Sheikh participated in deliberations of the Board of Directors concerning executive officer compensation.

Stock Performance Graph

         The following graph shows a comparison of cumulative total stockholder returns for the Company, the Nasdaq Total Return Index, and the Hambrecht &
Quist Technology Index for the period commencing September 26, 1995, the date of the initial public offering of the Company's Common Stock, to the last day of the Company's fiscal year on December 31, 1998.

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T.]

                                     9/26/95    9/30/95     9/30/96      9/30/97      9/30/98     12/31/98
                                     -------    -------     -------      -------      -------     --------
Accom, Inc.                           $100      $ 97.22     $ 22.22      $ 29.17      $  4.17     $  6.94
NASDAQ Total Return Index             $100      $100.55     $119.31      $163.79      $164.19     $211.23
Hambrecht & Quist Technology Index    $100      $101.14     $111.02      $165.53      $153.80     $217.10

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes, the preceding Report of the Board of Directors on Executive Compensation and Stock Performance Graph are not to be incorporated by reference into any of those previous filings; nor is such report or graph to be incorporated by reference into any future filings which the Company may make under those statutes.

Summary of Cash and Certain Other Compensation

         The following Summary Compensation Table sets forth the compensation earned by the Company's Chief Executive Officer and the three other highest-paid executive officers whose salary and bonus for the calendar year ended December
31, 1998 was in excess of $100,000 (collectively, the "Named Officers") for services rendered in all capacities to the Company for that calendar year. As a result of the change in the Company's fiscal year from September 30 to December
31 in December 1998, the table below reflects compensation information for the calendar year 1998 and for fiscal years ended September 30, 1996, 1997 and 1998.


                                   SUMMARY COMPENSATION TABLE

                                                                     Annual               Long-Term
                                                                  Compensation           Compensation
                                      Fiscal                ------------------------   ----------------   --------------
                                       Year                                               Securities         All Other
Name and Present                       Ended       Calendar                  Bonus        Underlying        Compensation
Principal Position                    Sept. 30       Year    Salary ($)     ($) (1)      Options (#)*           ($)
------------------------------------  --------   ----------  -----------   ----------   ----------------   --------------

Junaid Sheikh.......................                 1998    $176,973             $0      397,286 (2)         $2,782 (5)
  President, Chief Executive Officer    1998                 $170,528             $0      147,286 (2)         $2,722 (5)
  and Chairman of the Board             1997                 $149,220             $0       87,286 (3)           $866 (5)
                                        1996                 $159,644             $0      137,286 (4)         $2,266 (5)


Ian Craven..........................                 1998    $145,000         $2,000       98,125 (6)         $1,458 (5)
  Senior Vice President, Engineering    1998                 $141,596         $2,000       88,125 (6)         $1,449 (5)
                                        1997                 $130,000         $5,000       58,125 (7)           $351 (5)
                                        1996                 $129,000             $0       33,125 (8)         $1,203 (5)



Harris Rogers.......................                 1998    $128,199             $0       65,499 (9)           $554 (12)
  Vice President, Marketing             1998                 $118,199         $1,000       65,499 (9)           $492 (12)
                                        1997                 $101,439         $4,716       54,166 (10)          $351 (12)
                                        1996                 $ 84,251         $1,439       34,166 (11)          $369 (12)


Donald Petersen.....................                 1998    $128,115             $0      117,916 (13)          $553 (12)
  Vice President, Manufacturing         1998                 $124,345             $0      107,916 (13)          $549 (12)
                                        1997                 $111,416         $5,000       75,833 (14)          $330 (12)
                                        1996                 $105,502             $0       50,833 (15)          $347 (12)

------------------

(*) Includes options repriced in the fiscal years ending September 30, 1996 and 1997.

(1)   Represents bonus compensation earned in such calendar year.

(2) Includes options to purchase 87,286 shares of the Company's Common Stock that were canceled on May 15, 1998 and repriced to $1.03125 per share. See "Option Grants in Last Calendar Year" below.

(3) Represents options to purchase 87,286 shares of the Company's Common Stock that were canceled on February 18, 1997 and repriced to $1.3125 per share.

(4) Includes options to purchase 54,166 shares of the Company's Common Stock that were canceled on April 23, 1996 and repriced to $3.25 per share.

(5) Represents standard life insurance and key man insurance premiums paid by the Company for the benefit of the named Officer.

(6) Includes options to purchase 58,125 shares of the Company's Common Stock that were canceled on May 15, 1998 and repriced to $1.03125 per share. See "Option Grants in Last Calendar Year" below.

(7) Includes options to purchase 18,125 shares of the Company's Common Stock that were canceled on February 18, 1997 and repriced to $1.3125 per share.

(8) Includes options to purchase 18,125 shares of the Company's Common Stock that were canceled on April 23, 1996 and repriced to $3.25 per share.

                                       8

(9) Includes options to purchase 45,499 shares of the Company's Common Stock that were canceled on May 15, 1998 and repriced to $1.03125 per share. See "Option Grants in Last Calendar Year" below.

(10) Represents options to purchase 34,166 shares of the Company's Common Stock that were canceled on February 18, 1997 and repriced to $1.3125 per share.

(11) Includes options to purchase 14,166 of the Company's Common Stock that were canceled on April 23, 1996 and repriced to $3.25 per share.

(12) Represents standard life insurance premiums paid by the Company for the benefit of the Named Officer.

(13) Includes options to purchase 75,833 shares of the Company's Common Stock that were canceled on May 15, 1998 and repriced to $1.03125 per share. See "Option Grants in Last Calendar Year" below.

(14) Includes options to purchase 35,833 shares of the Company's Common Stock that were canceled on February 18, 1997 and repriced to $1.3125 per share.

(15) Includes options to purchase 35,833 shares of the Company's Common Stock that were canceled on April 23, 1996 and repriced to $3.25 per share.


Option Grants

         The  following  table  provides  information  with respect to the stock option  grants made during the year ended  December 31, 1998 under the Company's
1995  Stock  Option/Stock   Issuance  Plan  to  the  Named  Officers.  No  stock
appreciation rights were granted to these individuals during such calendar year.

                               OPTION GRANTS IN LAST CALENDAR YEAR

                                                                                          Potential Realizable
                                                                                         Value at Assumed Annual
                                                                                              Rate of Stock
                                                                                           Price Appreciation
                                             Individual Grants                               for Option Term
                        ------------------------------------------------------------    --------------------------
                                         % of Total
                                          Options
                                         Granted to       Exercise
                          Options       Employees in      Price (2)     Expiration
Name                      Granted     Calendar Year(1)    ($/share)        Date         5% ($)(3)    10% ($)(3)
----                    ------------  ----------------    ---------    -------------    ---------    ----------
Junaid Sheikh             250,000(4)       23.7%            $0.6500      12/04/08          41,112       161,718
                           60,000(5)        5.7%            $0.8750       2/05/08          33,017        83,671
                            4,166(6)        N/A             $1.0313       1/19/05           1,656         3,826
                           50,000(6)        N/A             $1.0313       1/15/06          23,407        55,557
                           33,120(6)        N/A             $1.0313       9/03/06          17,062        41,212

Ian Craven                 10,000(4)        0.9%            $0.6500      12/04/08           1,644         6,469
                           30,000(5)        2.8%            $0.8750       2/05/08          16,508        41,836
                           40,000(6)        N/A             $1.0313       3/14/07          22,214        54,453
                            3,125(6)        N/A             $1.0313       1/15/05           1,240         2,864
                           15,000(6)        N/A             $1.0313       1/15/06           7,022        16,667

Harris Rogers              20,000(5)        1.9%            $0.8750       2/05/08          11,005        27,890
                           20,000(6)        N/A             $1.0313       3/14/07          11,007        27,227
                           15,000(6)        N/A             $1.0313       7/10/06           7,557        18,178
                            2,499(6)        N/A             $1.0313       7/01/05           1,072         2,507
                            8,000(6)        N/A             $1.0313       1/15/06           3,745         8,889

Donald W. Petersen         10,000(4)        0.9%            $0.6500      12/04/08           1,644         6,469
                           30,000(5)        2.8%            $0.8750       2/05/08          16,508        41,836
                           40,000(6)        N/A             $1.0313       3/14/07          22,214        54,453
                           20,833(6)        N/A             $1.0313      10/10/04           7,882        18,076
                           15,000(6)        N/A             $1.0313       1/15/06           7,022        16,667

------------------


                                       9

(1) The percentages shown are based upon the options granted in calendar year 1998, excluding repriced options.
(2) The exercise price may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state income tax liability incurred by the optionee in connection with such exercise.
(3) Disclosure of the 5% and 10% assumed annual rates of compounded stock price appreciation is mandated by the Securities and Exchange Commission. There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.
(4) 25% of these options vest on December 4, 1999, and thereafter one 1/36th of the remaining unvested options vest each month. The Board of Directors also has the authority to provide for the automatic vesting of shares subject to the outstanding option upon the occurrence of certain hostile takeovers. Each option has a maximum term of 10 years, subject to earlier termination in the event of the optionee's cessation of employment with the Company.
(5) 25% of these options vest on February 5, 1999, and thereafter one 1/36th of the remaining unvested options vest each month. The Board of Directors also has the authority to provide for the automatic vesting of shares subject to the outstanding option upon the occurrence of certain hostile takeovers. Each option has a maximum term of 10 years, subject to earlier termination in the event of the optionee's cessation of employment with the Company.
(6) Represents option granted on May 15, 1998 in connection with the cancellation of an existing outstanding option with an exercise price in excess of $1.0313 per share. Concomitant with the repricing on May 15, 1998, the vesting schedule for these options changed. Under the previous method, options vested in five equal annual installments with 20% of the option shares vesting on a cliff basis after each year of service. Under the new method, options will vest and be exercisable with respect to 25% of the option shares after one year of service, and 1/36th per month for each month of service thereafter. See "Ten-Year Option/SAR Repricings" below.


Option Exercises and Holdings

         The table below sets forth information concerning the exercise of options during the calendar year ended December 31, 1998 and unexercised options held as of the end of such year by the Named Officers. No stock appreciation rights were exercised during such calendar year or outstanding as of the end of that calendar year.

                AGGREGATED OPTION EXERCISES IN LAST CALENDAR YEAR
                       AND CALENDAR YEAR-END OPTION VALUES


                                                                Number of
                                                          Securities Underlying         Value of Unexercised
                        Shares          Aggregate        Unexercised Options at       In-the-Money Options at
                      Acquired On     Value Realized        Calendar Year End          Calendar Year End (1)
Name                   Exercise            ($)          Exercisable/Unexercisable    Exercisable/Unexercisable
----                --------------  -----------------  --------------------------   ---------------------------
Junaid Sheikh              0                $0               73,657 / 323,629                 $0 / $0

Ian Craven                 0                $0               31,496 / 66,629                  $0 / $0

Harris Rogers              0                $0               24,994 / 40,505                  $0 / $0

Donald W. Petersen         0                $0               51,353 / 66,563                $302 / $0

---------------
(1) Market price at calendar year end ($0.625) less exercise price. For purposes of this calculation, the calendar year end market price of the shares is deemed to be the closing sale price of the Company's Common Stock as reported on the Over-the-Counter Bulletin Board on December 31, 1998.

Ten-Year Option/SAR Repricings

         The following table sets forth certain information as of December 31, 1998 with respect to the repricing of certain stock options held by the Company's executive officers.

                                                                   Market                                 Length Of
                                                   Number Of      Price Of      Exercise                   Original
                                                   Securities     Stock At      Price At                 Option Term
                                                   Underlying      Time Of      Time Of                   Remaining
                                                    Options     Repricing Or  Repricing Or     New        At Date Of
                                                  Repriced Or    Amendment     Amendment     Exercise      Repricing
                Name                     Date     Amended (#)       ($)           ($)        Price ($)   Or Amendment
-------------------------------------- ---------- ------------- ------------- ------------- ------------ -------------
Junaid Sheikh (1)................      5/15/98       4,166         $1.03125       $1.3125      $1.03125  6.7 years
                                       5/15/98      50,000         $1.03125       $1.3125      $1.03125  7.7 years
   President, Chief Executive          5/15/98      33,120         $1.03125       $1.3125      $1.03125  8.3 years
   Officer and Chairman of the Board   2/18/97       4,166         $1.3125        $3.25        $1.3125   7.9 years
                                       2/18/97      50,000         $1.3125        $3.25        $1.3125   8.9 years
                                       2/18/97      33,120         $1.3125        $1.88        $1.3125   9.5 years
                                       4/23/96       4,166         $3.25          $4.80        $3.25     8.7 years
                                       4/23/96      50,000         $3.25          $5.75        $3.25     9.7 years

Ian Craven (1)...................      5/15/98       3,125         $1.03125       $1.3125      $1.03125  6.7 years
                                       5/15/98      15,000         $1.03125       $1.3125      $1.03125  7.7 years
   Senior Vice President, Engineering  5/15/98      40,000         $1.03125       $1.3125      $1.03125  8.8 years
                                       2/18/97       3,125         $1.3125        $3.25        $1.3125   7.9 years
                                       2/18/97      15,000         $1.3125        $3.25        $1.3125   8.9 years
                                       4/23/96       3,125         $3.25          $4.80        $3.25     8.7 years
                                       4/23/96      15,000         $3.25          $5.75        $3.25     9.7 years

Harris Rogers (1)................      5/15/98      15,000         $1.03125       $1.3125      $1.03125  8.2 years
                                       5/15/98       2,499         $1.03125       $1.3125      $1.03125  7.1 years
   Vice President, Marketing           5/15/98       8,000         $1.03125       $1.3125      $1.03125  7.7 years
                                       5/15/98      20,000         $1.03125       $1.25        $1.03125  8.8 years
                                       2/18/97      15,000         $1.3125        $3.25        $1.3125   9.4 years
                                       2/18/97       4,166         $1.3125        $3.25        $1.3125   8.4 years
                                       2/18/97      10,000         $1.3125        $3.25        $1.3125   8.9 years
                                       2/18/97       5,000         $1.3125        $3.25        $1.3125   9.4 years
                                       4/23/96       4,166         $3.25          $6.00        $3.25     9.2 years
                                       4/23/96      10,000         $3.25          $5.75        $3.25     9.7 years

Donald W. Petersen (1)...........      5/15/98      20,833         $1.03125       $1.31        $1.03125  6.4 years
                                       5/15/98      15,000         $1.03125       $1.31        $1.03125  7.7 years
   Vice President, Manufacturing       5/15/98      40,000         $1.03125       $1.31        $1.03125  8.8 years
                                       2/18/97      20,833         $1.3125        $3.25        $1.3125   7.9 years
                                       2/18/97      15,000         $1.3125        $3.25        $1.3125   8.9 years
                                       4/23/96      20,833         $3.25          $4.80        $3.25     8.7 years
                                       4/23/96      15,000         $3.25          $5.75        $3.25     9.7 years

---------------

(1) The Company repriced certain options in April 1996, February 1997 and May 1998. In each instance, in order to reincentivize certain of its employees, the Compensation Committee of the Board of Directors or the Board of Directors itself approved an option exchange for all employees holding options with an exercise price in excess of the then current fair market value (which is the price set forth in the column entitled "Market Price Of Stock At Time Of Repricing Or Amendment" above); such repricings entitled each such employee to cancel their outstanding options in exchange for new options with an exercise price equal to the then current fair market value of the Company's Common Stock on the date of the approval by the Board of Directors or Compensation Committee. In the April 1996 and February 1997 repricings, the new options were subject to the same vesting schedule as the canceled options, including the same original vesting commencement date. In the May 1998 repricing, the new options were amended to vest as follows: 25% of each grant vests on the original vesting commencement date, and thereafter, one 1/36th of the remaining unvested options of each grant vest each month for the next three years.

                                       11

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The members of the Board of Directors, the executive officers of the Company and persons who hold more than ten percent (10%) of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, which requires such individuals to file reports with respect to their ownership of and transactions in the Company's securities. Officers, directors and greater than ten percent (10%) stockholders are required to furnish the Company with copies of all such reports they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended September 30, 1998 and the Transition Period ended December 31, 1998 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with except that (i) each of Messrs. Junaid Sheikh, Ian Craven, Harris Rogers, Donald Petersen, Paul Hansil and Lionel Allan failed to timely file a year-end report of Form 5 to reflect the repricing of outstanding options in May 1998, but have subsequently reported such repricing transactions on a Form 5 and (ii) a Form 3 for Mr. Donald McCauley was filed late.


                            COMMON STOCK OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of May
31, 1999 by (i) all persons who are beneficial owners of five percent or more of the Company's Common Stock, (ii) each director, (iii) each executive officer of the Company, and (iv) all current directors and executive officers as a group.

                  Name and Address,
                   if Required, of                                Shares                   Percent of Shares
                  Beneficial Owner                      Beneficially Owned (1)(2)      Beneficially Owned (1)(2)
                  ----------------                      -------------------------      -------------------------
Michael Luckwell (3)...............................              3,428,750                       33.8%
    26 Catherine Place
    London SW1E 6HF
American Bankers Insurance Group, Inc. (4).........              2,307,692                       18.6%
    11222 Quail Roost Drive
    Miami, FL 33157
El Dorado Ventures and affiliated entities (5).....                988,782                        9.8%
    20300 Stevens Creek Boulevard
    Suite 395
    Cupertino, CA 95014
Scitex Digital Video, Inc. (6).....................              1,000,000                        9.0%
    c/o Scitex Corporation Ltd.
    P.O. Box 330
    Herzilya B 46103 Israel
AWM Investment Company and affiliates (7)..........                534,400                        5.3%
    153 East 53 rd Street, 51st Floor
    New York, NY 10022
Junaid Sheikh (8)..................................              1,014,960                        9.9%
Phillip Bennett (9)................................                750,000                        7.4%
Ian Craven (10)....................................                125,864                        1.2%
Donald W. Petersen (11)............................                 69,999                        *
Harris Rogers (12).................................                 39,248                        *
Donald K. McCauley (13)............................                      0                        *

                                       12

                  Name and Address,
                   if Required, of                                Shares                   Percent of Shares
                  Beneficial Owner                      Beneficially Owned (1)(2)      Beneficially Owned (1)(2)
                  ----------------                      -------------------------      -------------------------
William Ludwig (13)................................                      0                        *
Lionel M. Allan (14)...............................                167,784                        1.6%
Thomas E. Fanella (15).............................                 12,500                        *
David A. Lahar (16)................................                110,000                        1.1%
Eugene M. Matalene, Jr.(17)........................                 86,923                        *

All executive officers and directors as
    a group (12 persons) (18)......................              5,806,028                       55.0%

-----------------
*        Less than one percent (1%).
(1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the Company believes that persons named in the table have sole voting and investment power with respect to all shares of Common Stock held by such person.
(2) The number of shares of Common Stock beneficially owned includes the shares issuable pursuant to stock options which may be exercised within 60 days after May 31, 1999. Shares issuable pursuant to such options are deemed outstanding for computing the percentage of the person holding such options but are not outstanding for computing the percentage of any other person.
(3) Includes 10,000 shares issuable upon currently exercisable options held by Mr. Luckwell, all of which shares are currently subject to a repurchase right of the Company.
(4) Includes the shares issuable upon conversion of the 6% Senior Subordinated Convertible Note due March 12, 2004 (the "Convertible Notes") in the aggregate principal amount of $3,000,000 held by American Bankers Insurance Group, Inc. The Convertible Notes convert into that number of shares as calculated by dividing the outstanding principal amount of such Convertible Notes by a conversion price of $1.30, subject to adjustment. As of May 31, 1999, the $3,000,000 Convertible Note held by American Bankers Insurance Group, Inc. converts into 2,307,692 shares.
(5) Reflects share ownership as of December 31, 1998, based on the Company's records. Includes 10,334 shares of Common Stock owned by El Dorado C&L Fund, L.P.; 5,765 shares of Common Stock owned by El Dorado Technology IV, L.P.; 452,326 shares of Common Stock owned by El Dorado Ventures; and 520,357 shares of Common Stock owned by El Dorado Ventures III, L.P. Such information is based upon the Company's knowledge after investigation, but without independent confirmation from such entities.
(6) Includes a currently exercisable warrant to purchase 250,000 shares of the Company's Common Stock at $1.00 per share and a currently exercisable warrant to purchase 750,000 shares of the Company's Common Stock at $3.00 per share. Both warrants terminate upon the earlier to occur of (a) December 10, 2008 or (b) an acquisition or change in control of the Company.
(7) Reflects share ownership as of December 31, 1998, based on the Company's records. Such shares are beneficially owned by (i) Special Situations Fund III, L.P., a Delaware limited partnership (the "Fund"),
         (ii) MGP Advisers Limited Partnership, a Delaware Limited Partnership ("MGP"), (iii) AWM Investment Company, Inc., a Delaware corporation ("AWM") and (iv) Austin W. Marxe. MGP is a general partner of and investment adviser to the Fund. MGP is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. AWM, a Delaware corporation primarily owned by Austin Marxe, serves as the sole general partner of MGP. AWM is a registered investment adviser under the Investment Advisers Act of 1940. Austin W. Marxe is also the principal limited partner of MGP and is the President and Chief Executive Officer of AWM. Mr. Marxe is principally responsible for the selection, acquisition and disposition of the portfolio securities by AWM on behalf of MGP and the Fund. Such information is based upon the Company's knowledge after investigation, but without independent confirmation from such entities.
(8) Includes 102,286 shares issuable upon currently exercisable options held by Mr. Sheikh. Also includes 912,674 shares owned indirectly by Mr. Sheikh and Mr. Sheikh's wife as Trustees of the Sheikh Revocable Trust.
(9) Includes 650,000 shares subject to a repurchase right of the Company, at the issuance price, which lapses in equal monthly increments over a period of three years, beginning December 1998.
(10) Includes 50,208 shares issuable upon currently exercisable options held by Mr. Craven. (11) Represents 69,999 shares issuable upon currently exercisable options held by Mr. Petersen.
(12) Includes 39,248 shares issuable upon currently exercisable options held by Mr. Rogers.
(13)     Messrs. McCauley and Ludwig joined the Company in December, 1998.

                                       13

(14) Includes 54,912 shares issuable upon currently exercisable options held by Mr. Allan. Also includes 12,456 shares owned indirectly by Mr. Allan as the beneficiary of the Allan Advisors, Inc. Profit Sharing Plan FBO Lionel M. Allan. Also includes 100,000 shares which are subject to a repurchase right of the Company, at the issuance price, which lapses with respect to one-third of the shares after one year and then with respect to the remaining shares in equal monthly increments over the two years thereafter, beginning in December 1998.
(15) Represents shares issuable upon currently exercisable options held by Mr. Fanella, 5,000 of which shares are currently subject to a repurchase right of the Company.
(16) Includes 10,000 shares issuable upon currently exercisable options held by Mr. Lahar, 7,500 of which shares are currently subject to a repurchase right of the Company. Also includes 100,000 shares which are subject to a repurchase right of the Company, at the issuance price, which lapses with respect to one-third of the shares after one year and then with respect to the remaining shares in equal monthly increments over the two years thereafter, beginning in December, 1998.
(17) Includes 10,000 shares issuable upon currently exercisable options held by Mr. Matalene, all of which shares are currently subject to a repurchase right of the Company. Also includes the shares issuable upon conversion of the Convertible Notes in the aggregate principal amount of $100,000 held by Mr. Matalene. The Convertible Notes convert into that number of shares as calculated by dividing the outstanding principal amount of such Convertible Notes by a conversion price of $1.30, subject to adjustment. As of May 31, 1999, the $100,000 Convertible Note held by Mr. Matalene converts into 76,923 shares.
(18) Includes 359,153 shares issuable upon currently exercisable options. See Footnotes above.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On December 4, 1998, the Company entered into an agreement with Phillip Bennett, as an inducement to Mr. Bennett to join the Company as Executive Vice President, Technology and Engineering, which provided for the sale by the Company to Mr. Bennett of 750,000 shares of Common Stock. Of such shares, 100,000 shares were sold at $0.50 per share for cash, 300,000 shares were sold at $0.50 per share in consideration of the delivery by Mr. Bennett of a non-recourse promissory note, and 350,000 shares were sold at $1.00 per share in consideration of the delivery by Mr. Bennett of a non-recourse promissory note. The 650,000 shares issued in consideration of the delivery of the promissory note are subject to a repurchase right of the Company, at the issuance price, which lapses in equal monthly increments over a period of three years.

         On December 7, 1998, the Company entered into agreements with each of Messrs. Allan and Lahar, directors of the Company, pursuant to which the Company issued 100,000 shares of Common Stock to each of them. The shares were issued at a price of $0.65 per share. In consideration of his shares, Mr. Allan delivered a non-recourse promissory note in the amount of $65,000. In exchange for his shares, Mr. Lahar has delivered a recourse promissory note, as amended, due
September 1, 1999 in the amount of $65,000. The shares issued are subject to a repurchase right of the Company, at the issuance price, which lapses with respect to one-third of the shares after one year and then with respect to the remaining shares in equal monthly increments over the two years thereafter. The Company approved the sale of such shares to Messrs. Allan and Lahar primarily in recognition of their significant efforts related to the acquisition by the Company of substantially all of the assets of Scitex Digital Video, Inc. ("Scitex") which was consummated on December 10, 1998.

         On December 10, 1998, the Company sold and issued 2,500,000 shares of unregistered Common Stock, at a price of $0.60 per share, to Michael Luckwell, a major stockholder of the Company, in a private placement. The purpose of the sale of shares to Mr. Luckwell was to provide the Company with additional capital in connection with the purchase by the Company of substantially all of the assets of Scitex. The Company purchased the assets of Scitex concurrently with the sale of the shares to Mr. Luckwell. In connection with such transaction, the Company granted Mr. Luckwell the right to be nominated to the Board of Directors of the Company so long as he holds more than 15% of the outstanding shares of Common Stock of the Company, and the Company agreed to use its best efforts to take all required steps to effect the nomination, including any required amendment of the Company's charter documents. The Company also granted to Mr. Luckwell certain demand and piggyback registration rights with respect to all of the shares of Common Stock held by Mr. Luckwell. In addition, Mr. Luckwell agreed that, for so long as Junaid Sheikh is the Chief Executive Officer of the Company, he would not, directly or indirectly, acquire beneficial ownership of any additional stock of the Company. Mr. Luckwell also agreed that he would not initiate, commence or propose any proxy contest or other solicitation to vote or seek to influence any other person with respect to the voting of any stock of the Company with respect to the election or removal of the Board of Directors, nor become a member of a "group" within the meaning of Section 13 of the Securities Exchange Act of 1934, as amended. The Company and Mr. Luckwell additionally agreed upon certain restrictions on transfers of the Company's stock held by Mr. Luckwell. Prior to the sale of shares to Mr. Luckwell, the Company amended its Preferred Shares Rights Agreement, dated as of September 13, 1996, to permit Mr. Luckwell to acquire up to 3,425,000 shares of Common Stock (as adjusted for any stock splits, stock dividends, recapitalizations or the like). Subsequently, on May 4, 1999, the Company again amended its Preferred Shares Rights Agreement to permit Mr. Luckwell to acquire up to 3,437,000 shares of Common Stock (as adjusted for any stock splits, stock dividends, recapitalizations or the like), in order to allow for Mr. Luckwell to be granted and to exercise options for non-employee directors.

         In connection with the acquisition of substantially all of the assets of Scitex, the Company retained EOS Capital, Inc. to provide investment banking, capital raising and financial consulting services, including seeking necessary debt financing, obtaining a commitment from a lender and negotiating the financial and other terms of the financing, as well as financial analysis concerning the acquisition. Mr. Lahar, a director of the Company, is a managing director and the sole equity owner of EOS Capital. Upon consummation of the acquisition of the assets of Scitex, EOS Capital earned a $300,000 payment from the Company for its services. Such amount was negotiated on an arm's length basis and the Company believes that such amount and the terms of the agreement with EOS Capital are at least as favorable as the Company could have obtained from third parties.

         In connection with the issuance of the Convertible Notes in the aggregate principal amount of $3,500,000, the Company retained EOS Capital, Inc. to provide further financial consulting services. Upon consummation of the issuance of the Notes, EOS Capital earned a $87,500 consulting fee to be paid by the Company for its services. Upon the consummation of the issuance, Mr. Matalene also earned a $87,500 consulting fee to be paid by the Company for his financial consulting services. Mr. Matalene, who became a director of the Company upon the issuance of the Notes, is a director and stockholder of American Bankers. Both such financial consulting fees were negotiated on an arm's length basis, and the Company believes that such amount and the terms of the agreement with EOS Capital and Mr. Matalene are at least as favorable as the Company could have obtained from third parties.

         Each of El Dorado Ventures, Michael Luckwell and American Bankers are entitled to certain registration rights with respect to the Company's Common Stock owned by such stockholder. See "Common Stock Ownership of Certain Beneficial Owners and Management." The Company's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by the Delaware General Corporation Law. The Company's Bylaws also provide that the Company shall indemnify its directors, officers, employees and agents in such circumstances. In addition, the Company has entered into indemnification agreements with its officers and directors.

         The Company has retained Lionel Allan, a director of the Company, as a consultant for legal and other business related matters. These services are in addition to his services as a director of the Company. The Company pays Mr. Allan $4,000 per month for such consulting services. Such amount was negotiated on an arm's length basis and the Company believes that such amount and the terms of the agreement with Mr. Allan are at least as favorable as the Company could have obtained from third parties.

--------------------------------------------------------------------------------

                                 PROPOSAL NO. 2

                  PROPOSED AMENDMENT TO RESTATED CERTIFICATE OF
                  INCORPORATION TO INCREASE AUTHORIZED CAPITAL

--------------------------------------------------------------------------------


         The Board of Directors has unanimously approved, and recommends to the stockholders that they adopt, an amendment to Article IV of the Amended and Restated Certificate of Incorporation that would increase the number of authorized shares of Common Stock from 20,233,497 shares to 40,000,000 and the number of total authorized shares of capital stock from 22,233,497 to 42,000,000.

         Of the 20,233,497 currently authorized shares of Common Stock, an aggregate of approximately 16,482,271 are issued and outstanding, held in treasury or reserved for issuance. As of May 20, 1999, 10,123,247 shares were issued and outstanding; 4,000 shares were held in treasury and 6,355,024 shares were reserved for issuance under the Company's stock option, stock issuance and stock purchase plans, upon the conversion of issued and outstanding convertible securities or upon the exercise of issued and outstanding warrants.

         The additional shares of Common Stock for which authorization is sought would be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock currently outstanding. No holder of Common Stock has any preemptive rights. The Company has no plans for the issuance of any shares of Common Stock at the present time.

         The full text of the proposed amendment to the Certificate of Incorporation to increase the number of authorized shares is set forth below, and stockholders are urged to read it.

Purposes and Effects of the Proposed Increase in the Number of Authorized Shares of Common Stock

         The Board of Directors believes that the proposed increase in the number of authorized shares of Common Stock would benefit the Company and its stockholders by giving the Company needed flexibility in its corporate planning and in responding to developments in the Company's business, including possible acquisition transactions, stock splits, stock dividends and other general corporate purposes. Having such authorized shares available for issuance in the future would give the Company greater flexibility and allow shares of its Common Stock to be issued without the expense of a special stockholders' meeting or waiting until the next annual meeting.

         In December 1998, the Company acquired the assets of another company as part of its strategy to broaden and strengthen its product lines, geographic markets and distribution channels. As part of the consideration for such acquisition, the Company issued warrants to acquire 1,000,000 shares of Common Stock. The Company also raised $1,500,000 in cash for the transaction through a private placement of its Common Stock. Subsequently, in March 1999, the Company raised approximately $3,500,000 through the issuance of convertible subordinated notes that may be converted into Common Stock. Future acquisitions and financings may involve the payment and issuance of Common Stock or securities convertible or exchangeable into Common Stock. The Board of Directors believes that the proposed increase in the number of authorized shares of Common Stock is desirable to maintain the Company's flexibility in choosing how to pay consideration in acquisitions, raise capital and create benefit plans.

         Unless otherwise required by applicable law or regulation, the shares of Common Stock proposed to be authorized will be issuable without further stockholder action and on such terms and for such consideration as may be determined by the Board of Directors.

         The Board of Directors could use the additional shares of Common Stock to discourage an attempt to change control of the Company, even though a change in control might be perceived as desirable by some stockholders, by selling a substantial number of shares of Common Stock to persons who have an arrangement with the Company concerning the voting of such shares, or by distributing Common Stock or rights to receive such stock to the stockholders. The Board of Directors, however, has no present intention of issuing any shares of Common Stock or rights to acquire Common Stock for such purposes, and there are no arrangements with any person for the purchase of shares of Common Stock in the event of an attempted change of control.

Text of Proposed Amendments to Certificate of Incorporation

                                           "ARTICLE IV

         This Corporation is authorized to issue two classes of stock to be designated common stock ("Common Stock") and preferred stock ("Preferred Stock"). The total number of shares which the Corporation is authorized to issue is Forty Two Million (42,000,000) shares. The number of shares of Common Stock authorized to be issued is Forty Million (40,000,000), par value $0.001 per share, and the number of shares of Preferred Stock authorized to be issued is Two Million (2,000,000), par value $0.001 per share.

         The Preferred Stock may be issued from time to time in one or more series, without further stockholder approval. The Board of Directors is hereby authorized, the resolution or resolutions adopted by the Board of Directors providing for the issuance of any wholly unissued series of Preferred Stock, within the limitations and restrictions stated in this Amended and Restated Certificate of Incorporation to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them, and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series."

Vote Required and Board of Directors' Recommendation

         The affirmative vote of the majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting will be required to adopt the proposed amendment of Article IV of the Certificate of Incorporation. The Board of Directors unanimously recommends a vote IN FAVOR OF the adoption of the proposed amendment of Article IV of the Certificate of Incorporation. The Board of Directors believes that the Company and its stockholders will benefit from the increase in the number of authorized shares of Common Stock.

                             ANTI-TAKEOVER PROPOSALS

         Proposals No. 3 and 4 in this Proxy Statement are proposals to amend the Company's Certificate of Incorporation and Bylaws, which amendments, as discussed below, may have certain anti-takeover effects. The following section discusses the general consequences of these proposals to stockholders of the Company and the existing anti-takeover devices that have already been implemented by the Board of Directors, and should be read in conjunction with the individual discussions with respect to Proposals 3 and 4.

The Anti-Takeover Proposals

         The Board of Directors has evaluated the potential vulnerability of the Company and its stockholders to the threat of unfair or coercive takeover tactics and has considered the range of possible responses to any such threat. Although the Board of Directors is not currently aware of any such threat, it has unanimously approved the amendments to the Certificate of Incorporation and Bylaws described in Proposal No. 3 (Classified Board Provisions) and Proposal No. 4 (election to be covered by business combination statute). Proposals No. 3 and 4 are intended to reduce the Company's vulnerability to unsolicited or hostile attempts to obtain control of the Company and to increase the likelihood that stockholders will receive a fair price for their shares in transactions relating to such attempts. Proposals No. 3 and 4 are not being proposed in response to any present attempt, known to the Board of Directors, to acquire control of the Company, to obtain representation on the Company's Board of Directors, or to take significant corporate action. The Company has no current intentions to adopt or propose anti-takeover measures other than Proposals No. 3 and 4.

         Third parties frequently accumulate stock positions in public corporations in order to force a merger or other business combination or to commence a tender or exchange offer or other hostile attempt to acquire control of a company. The Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its stockholders because, among other reasons: (a) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (b) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; (c) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the company's stock, without affording all stockholders the opportunity to receive the same economic benefits; and (d) a non-negotiated takeover bid may often deprive the stockholders of an adequate opportunity to evaluate the merits of the proposed transaction.

         By contrast, in a transaction in which a potential acquiror must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of the Company's business, technology and other assets, the possibilities for alternative transactions on more favorable terms, anticipated favorable developments in the Company's business not yet reflected in the stock price, and equality of treatment of all stockholders.

         Proposals No. 3 and 4 are designed to encourage any person who might seek to acquire control of the Company to first consult with the Company's Board of Directors and to negotiate the terms of any tender offer or proposed business combination. The Board of Directors believes that, for the protection of the Company's stockholders, any proposed acquisition of control of the Company, and any proposed business combination in which the Company might be involved, should be thoroughly studied by the Company's Board of Directors to ensure that such transaction would be in the best interests of the Company and its stockholders and that all of the Company's stockholders be treated fairly. In sum, the Board of Directors believes that Proposals No. 3 and 4 are prudent and in the best interests of the Company and its stockholders and should be adopted for their protection.

         Despite the belief of the Board of Directors as to the benefits to stockholders of Proposals No. 3 and 4, the proposals, if adopted, may be disadvantageous to the extent that they have the effect of discouraging a future takeover attempt that is not approved by the Board of Directors, but which a majority of the stockholders may deem to be in their best interests or in which stockholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of Proposals No. 3 and 4, stockholders who might wish to participate in an unsolicited tender offer may not have an opportunity to do so. Proposals No. 3 and 4, if adopted, could also delay or frustrate the assumption of control by a holder of a large block of the Company's shares or a change in the composition of the incumbent Board of Directors, even if many stockholders considered such actions to be beneficial. Furthermore, the adoption of Proposals No. 3 and 4 will not ensure or guarantee that stockholders will receive a price for their shares in connection with an acquisition of control of the Company that reflects the value of such shares, or that the price received will be fair or equitable, although in the opinion of the Board of Directors the likelihood that the price will reflect such value and be fair and equitable will be increased by the adoption of Proposals No. 3 and 4.

Existing Anti-Takeover Devices

         In addition to Proposals No. 3 and 4, the Certificate of Incorporation and the Bylaws currently have provisions that could have the effect of making it more difficult for a third party to acquire, or discouraging a third party from attempting to acquire, control of the Company, even if such transaction or occurrence may be favorable to the interests of some or all of the Company's stockholders.

         The Certificate of Incorporation currently authorizes the Board of Directors to issue 2,000,000 shares of Preferred Stock having such rights, preferences and privileges as designated from time to time by the Board of Directors without stockholder approval. Under certain circumstances, the Company could use the Preferred Stock or currently authorized but unissued shares of Common Stock to create voting impediments or to frustrate persons seeking to affect a takeover or otherwise gain control of the Company or to dilute the public ownership of the Company, and thereby protect the continuity of the Company's management. Currently, there are no shares of Preferred Stock issued and outstanding. In September 1996, the Company designated 60,000 shares of Preferred Stock as Series A Participating Preferred Stock relating to the
Preferred Shares Rights Agreement, dated as of September 13, 1996, by and between the Company and U.S. Stock Transfer Corporation (the "Rights Agreement").

         The Rights Agreement involves distributions of one "Right" for each share of Common Stock outstanding as of the close of business on September 24, 1996, and for each share of Common Stock issued thereafter. Under the Rights Agreement, among other provisions, if a person or group (other than as discussed below) acquires 15% or more of the Company's outstanding Common Stock or commences a tender offer or exchange offer for 15% or more of the outstanding Common Stock, each Right not owned by the acquiror or its affiliates will entitle its holder to pay the Company $20 and receive newly issued shares of Common Stock worth $40. This ability of stockholders other than the acquiror to purchase additional shares at a 50% discount from market, among other provisions in the Rights Agreement, would cause an unapproved takeover to be much more expensive to an acquiror, resulting in a strong incentive to negotiate with the Board of Directors to redeem the Rights or approve the transaction instead of pursuing a hostile strategy. The Rights are not exercisable in the event of a permitted offer that means certain defined criteria and may be redeemed by the Company at $0.01 per Right within 10 days (or such later date as may be determined by a majority of continuing directors) after the accumulation of 15% or more of the Company's outstanding Common Stock by a single acquiror or group. In connection with certain acquisitions of Common Stock by Michael Luckwell in private placements, the Company has amended the Rights Agreement to exempt from the provisions of the Rights Plan acquisitions by Mr. Luckwell and his affiliates of up to 3,437,000 shares of Common Stock, and in connection with certain acquisitions of convertible promissory notes by American Bankers Insurance Group, Inc. in a private placement, the Company has amended the Rights Agreement to exempt from the provisions of the Rights Plan acquisitions by American Bankers Insurance Group, Inc. and its affiliates of up to 2,307,692 shares of Common Stock.

         In addition, in May 1999, the Board of Directors unanimously voted to adopt two anti-takeover provisions in the Company's Bylaws. Consequently, the Company's Bylaws were amended to (a) eliminate the ability of stockholders to call a special meeting of stockholders; and (b) require stockholders to give written notice of any proposal or the nomination of a director to the Secretary of the Company not less than 90 days nor more than 120 days prior to the prior year's Annual Meeting of Stockholders; provided, however, that in the event that the date of the Annual Meeting of Stockholders is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be received not less than 90 days nor more than 120 days prior to the Annual Meeting of Stockholders (or not less than ten days after the first public announcement of the date of the meeting, if later). These provisions may have the effect of delaying or precluding a nomination for the election of directors or of delaying or precluding any other business of a particular meeting if the proper procedures are not met. The provisions may also discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempt to obtain control of the Company.

         In addition, the Company's Certificate of Incorporation and Bylaws both prohibit the stockholders of the Company from taking action by written consent. These provisions may also discourage or deter a third party from attempting to obtain control of the Company because they would delay the third party from taking any actions with respect to a stockholder vote until a duly called and noticed meeting is held.

--------------------------------------------------------------------------------

                                 PROPOSAL NO. 3

               AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF
                 INCORPORATION AND AMENDED AND RESTATED BYLAWS -
                           CLASSIFIED BOARD PROVISIONS

--------------------------------------------------------------------------------


         The Board of Directors has voted unanimously (a) to authorize the adoption of the Classified Board Provisions in the Company's Certificate of Incorporation to (i) implement a classified board of directors divided into three classes of directors, with the term of office of one of the three classes of directors expiring each year and with each class being elected for a three-year term, (ii) provide that only the Board of Directors, and not the stockholders, may set by resolution the number of directors within the specified range of five (5) to nine (9), (iii) provide that only the Board of Directors may fill vacancies on the Board (unless no Board members remain) and that any director appointed to fill a vacancy on the Board of Directors will serve for the remainder of the full term of the class in which the vacancy occurred, and
(iv) require a vote of 66 2/3% of the Company's stockholders to amend or repeal the foregoing Classified Board Provisions; (b) to amend the Company's Amended and Restated Bylaws to conform with the Classified Board Provisions in the Company's Certificate of Incorporation; and (c) to recommend such proposed amendments to the stockholders for adoption. The text of these proposed amendments is set forth below.

         The Bylaws and the Certificate of Incorporation currently provide that the Board of Directors or the stockholders may set the exact number of directors from time to time by bylaw amendment or resolution. Currently, the Board of Directors has set the number of directors at six (6), and all directors are elected to the Company's Board of Directors for a term of one year and vacancies on the Board may be filled by the Board or the stockholders.

         The proposed amendment, which would replace the existing Article VI of the Company's Certificate of Incorporation, would add a provision that divides the Board of Directors into three classes: Class 1, Class 2 and Class 3. Initially, members of all three classes will be elected at the Annual Meeting. Directors then elected to Class 1 would serve until the Annual Meeting of Stockholders to be held in 2000, and until their respective successors are elected and qualified. Directors initially elected to Class 2 and Class 3 would serve until the Annual Meeting of Stockholders to be held in 2001 and 2002, respectively, and until their respective successors are elected and qualified. Commencing with the election of directors to Class 1 in 2000, each class of directors elected at an Annual Meeting of Stockholders would be elected to three-year terms. Under Delaware law, where a company's certificate of incorporation calls for a classified board of directors, the stockholders of the company may only remove a director from the board for cause unless the company's certificate of incorporation provides otherwise. The Company's Certificate of Incorporation does not specifically provide for removal of a director without cause, and thus, an effect of the proposed amendment would be to eliminate the stockholders' ability to remove a director without cause.

         The proposed amendment to the Certificate of Incorporation would also eliminate the stockholders' ability to fix the number of directors from time to time by resolution, leaving the Board of Directors with sole authority to fix the number of directors from time to time within the specified range of five (5) to nine (9).

         The proposed amendment would also provide that vacancies due to resignation, death, increases in the number of directors, or any other cause would be filled only by the Board of Directors (unless there are no directors, in which case vacancies would be filled by the stockholders), keeping each class of directors as nearly equal in number as possible. In addition, any new director appointed to fill a vacancy on the Board of Directors will serve for the remainder of the full term of the class in which the vacancy occurred, rather than until the next annual meeting. These provisions relating to the removal of directors and the filling of vacancies will preclude a third party from removing incumbent directors without cause, and simultaneously gaining control of the Board of Directors by filling the vacancies created by removal with its own nominees.

         The Classified Board Provisions include an amendment to current Article XII to the Certificate of Incorporation, to add a provision that requires the vote of holders of 66 2/3% or more of the Company's Common Stock to amend, repeal or modify the foregoing amendments or the Corporate Power Article of the Restated Certificate of Incorporation. Delaware law provides that the certificate of incorporation of a Company may be amended by the vote of a majority of the shares of common stock then outstanding and entitled to vote, unless the relevant provision of the company's certificate of incorporation requires the vote of a greater number or proportion than a majority, in which case any such provision many not be amended, modified or repealed except by such greater vote. The supermajority vote provision in Proposal No. 3 will make it more difficult for the stockholders, following the Annual Meeting, to modify or eliminate the new Article VI, including without limitation the provisions therein that classify the Board, that govern the filling of vacancies on the Board, and that specify that the number of directors of the Company may be determined by the Board within the specified range of five (5) to nine (9). This will enhance the Company's ability to maintain the stability of the Board of
Directors, but may have the effect of further discouraging potentially unfriendly bids for the shares of the Company.

         Proposal No. 3 also calls for stockholder approval of conforming amendments to be made to the Company's Bylaws to eliminate the stockholders' ability, currently set forth therein, to fix the number of directors by resolution and to set forth the contents of new Article VI in the Bylaws.

         The Board of Directors believes that the adoption of the Classified Board Provisions is in the best interests of the Company and its stockholders. The Classified Board Provisions will help lend continuity and stability to the management of the Company and will assure continuity and stability in the Board's leadership and policies. At any given time, approximately two-thirds of the members of the Board of Directors will have had prior experience as directors of the Company. The Board believes that this will facilitate long-range planning, strategy and policy because it will enhance the likelihood of continuity and stability in the composition of the Board of Directors and its policies. The Board of Directors believes that this will permit the Board of Directors to more effectively represent the interests of all stockholders. The Company is not aware of any prior problems with respect to director continuity.

         A classified Board of Directors will serve as an obstacle to any attempts to obtain control of the Company through the acquisition of a significant minority position and the election of a new slate of directors. At a minimum, two successive annual meetings of stockholders, as opposed to one, will normally be required in order to elect a majority of the Board, unless there is cause and sufficient voting strength to remove a particular director or directors. As a result, instituting a classified Board of Directors may deter certain mergers, tender offers, proxy contests or other future attempts to acquire control of the Company that some or a majority of stockholders may deem to be in their best interests or the Company's best interests. As a result of the classification's possible effect of discouraging some takeover bids or block purchases of stock by potential acquirors, stockholders may be deprived of opportunities to sell some or all of their shares in a tender offer which might involve a purchase price higher than the then-current market price or a bidding contest between competing bidders. Moreover, to the extent classification discourages open market purchases of the Company's stock, stockholders may be deprived of temporary increases in the market price of the Company's stock. Classification will also make it more difficult for stockholders to change the Company's Board of Directors at a time when the stockholders consider it desirable to do so. Consequently, the proposed amendment will tend to perpetuate current management. See "The Anti-Takeover Proposals."

         The Board of Directors believes that the Classified Board Provisions will provide the Board of Directors with the opportunity to negotiate with potential acquirors to obtain a fair price for stockholders in any change-of-control transaction, and more time to evaluate any takeover or control proposal and thus enable it to better protect the interests of the Company and the remaining stockholders in the event someone obtains voting control of a majority of the Company's stock. Classification is recommended for this reason and because the Board believes that it will enhance the quality and stability of the Board of Directors. The Classified Board Provisions are not being proposed in order to prevent an unsolicited takeover attempt, and the Board of Directors is not aware of any present attempt by any person to acquire control of the Company, obtain representation on the Board of Directors or take any significant action that would affect the governance of the Company. The Classified Board Provisions are permitted under Delaware law.

         The Board of Directors has considered the advantages and possible disadvantages of this proposal and has unanimously determined that the adoption of this proposal is in the best interests of the Company and its stockholders.

         The information concerning the current nominees for election as directors at the Annual Meeting and the classes to which they would be elected if this Proposal No. 3 is approved is set forth above under the caption

"Proposal No. 1 - Election of Directors." If the proposal to adopt a classified board is not approved and implemented, all directors elected at the Annual Meeting will serve for a one-year term and until their successors are duly elected and qualified.

Text of Proposed Amendments to Certificate of Incorporation

                                   "ARTICLE VI

         The total number of directors of the Corporation shall be not less than five (5) nor more than nine (9), with the actual total number of directors set from time to time exclusively by resolution of the Board of Directors. The Board of Directors shall initially consist of six members until changed by such a resolution. There shall be three classes of directors (each, a "Class"), known as Class 1, Class 2 and Class 3. The initial Class 1, Class 2 and Class 3 directors shall serve in office as follows: Class 1 shall retire at the first annual meeting of stockholders following the filing of the Corporation's Amended and Restated Certificate of Incorporation (the "Effective Date"), Class 2 shall retire at the second annual meeting of stockholders following the Effective Date, and Class 3 shall retire at the third annual meeting of stockholders following the Effective Date. This annual sequence shall be repeated thereafter. Each director in a Class shall be eligible for re-election if nominated, and such director's seat shall be open for election of a director, at the annual meeting of stockholders of the Corporation at which such Class shall retire, to hold office for three years or until his successor is elected or appointed.

                  Any additional directors elected or appointed shall be elected or appointed to such Class as will ensure that the number of directors in each Class remains as nearly equal as possible, and if all Classes have an equal number of directors or if one Class has one director more than the other two Classes, then any additional directors elected or appointed shall be elected or appointed to the Class that does not have more directors than any other Class and is subject to election at an ensuing annual meeting before any other such Class.

         Vacancies due to resignation, death, increases in the number of directors, or any other cause shall be filled only by the Board of Directors (unless there are no directors, in which case vacancies will be filled by the stockholders) in accordance with the rule that each Class of directors shall be as nearly equal in number of directors as possible. Notwithstanding such rule, in the event of any change in the authorized number of directors each director then continuing to serve as such will nevertheless continue as a director of the Class of which he or she is a member, until the expiration of his or her current term or his earlier death, resignation or removal. If any newly created directorship or vacancy on the Board of Directors, consistent with the rule that the three Classes shall be as nearly equal in number of directors as possible, may be allocated to one or two or more Classes, then the Board of Directors shall allocate it to that of the available Classes whose term of office is due to expire at the earliest date following such allocation. When the Board of Directors fills a vacancy, the director chosen to fill that vacancy shall be of the same Class as the director he or she succeeds and shall hold office until such director's successor shall have been elected and qualified or until such director shall resign or shall have been removed. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office."

                                  "ARTICLE XII

         The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation; provided, however, that any amendment of Article VI or of this Article XII will require an affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) or more of the total voting power of all outstanding shares of voting stock of the Corporation."

Text of Proposed Conforming Amendment to Amended and Restated Bylaws

                                  "ARTICLE III

                                    DIRECTORS

                  Section 1. Unless otherwise provided in the corporation's certificate of incorporation, the total number of directors of the corporation shall be not less than five (5) nor more than nine (9), with the actual total number of directors set from time to time exclusively by resolution of the board of directors. The board of directors shall consist of six members until changed by such a resolution. There shall be three classes of directors (each, a "Class"), known as Class 1, Class 2 and Class 3. The initial Class 1, Class 2 and Class 3 directors shall serve in office as follows: Class 1 shall retire at the first annual meeting of stockholders following the filing of the Amendment to the corporation's Amended and Restated
         Certificate of Incorporation (the "Effective Date"), Class 2 shall retire at the second annual meeting of stockholders following the Effective Date, and Class 3 shall retire at the third annual meeting of stockholders following the Effective Date. This annual sequence shall be repeated thereafter. Each director in a Class shall be eligible for re-election if nominated, and such director's seat shall be open for election of a director, at the annual meeting of stockholders of the corporation at which such Class shall retire, to hold office for three years or until his successor is elected or appointed.

         Any additional directors elected or appointed shall be elected or appointed to such Class as will ensure that the number of directors in each Class remains as nearly equal as possible, and if all Classes have an equal number of directors or if one Class has one director more than the other two Classes, then any additional directors elected or appointed shall be elected or appointed to the Class that does not have more directors than any other Class and is subject to election at an ensuing annual meeting before any other such Class.

                  Section 2. Vacancies due to resignation, death, increases in the number of directors, or any other cause shall be filled only by the board of directors (unless there are no directors, in which case vacancies will be filled by the stockholders) in accordance with the rule that each Class of directors shall be as nearly equal in number of directors as possible. Notwithstanding such rule, in the event of any change in the authorized number of directors each director then continuing to serve as such will nevertheless continue as a director of the Class of which he or she is a member, until the expiration of his or her current term or his earlier death, resignation or removal. If any newly created directorship or vacancy on the board of directors, consistent with the rule that the three Classes shall be as nearly equal in number of directors as possible, may be allocated to one or two or more Classes, then the board of directors shall allocate it to that of the available Classes whose term of office is due to expire at the earliest date following such allocation. When the board of directors fills a vacancy, the director chosen to fill that vacancy shall be of the same Class as the director he or she succeeds and shall hold office until such director's successor shall have been elected and qualified or until such director shall resign or shall have been removed. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

                  Section 3. The business of the corporation shall be managed by or under the direction of its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these bylaws directed or required to be exercised or done by the stockholders."

Vote Required and Board of Directors' Recommendation

         The affirmative vote of a majority of the shares outstanding and entitled to vote at the Annual Meeting, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and entitled to vote, is required to approve Proposal 3. The Board of Directors unanimously recommends that stockholders vote FOR Proposal 3.

--------------------------------------------------------------------------------

                                 PROPOSAL NO. 4

                    AMENDMENT OF THE COMPANY'S CERTIFICATE OF
                    INCORPORATION TO ELECT TO BE GOVERNED BY
                    THE DELAWARE BUSINESS COMBINATION STATUTE

--------------------------------------------------------------------------------


         The Board of Directors has voted unanimously to amend the Company's Certificate of Incorporation to provide specifically that the Company elects to be governed by the provisions of the Delaware business combination statute provisions set forth in Section 203 of the Delaware General Corporation Law (the "DGCL"). The text of Section 203 of the DGCL is set forth in Appendix A hereto.

         The provisions of Section 203 of the DGCL are applicable generally to public companies incorporated in Delaware which are listed on a national securities exchange, authorized for quotation on The Nasdaq Stock Market or held of record by more than 2,000 stockholders, unless a Company elects specifically in its certificate of incorporation not to be subject to Section 203. However,
Section 203 is not automatically applicable to other companies, including public companies traded on the Over-The-Counter market with less then 2,000 stockholders, like the Company. Any company that is not automatically covered by the terms of Section 203 may elect, by including a provision in its certificate of incorporation, to be governed by Section 203. Accordingly, the Company is proposing the amendment to its Certificate of Incorporation described in this proposal to add a new Article XIII specifically electing to be governed by
Section 203.

Summary of Section 203 of the Delaware General Corporation Law

         Under Section 203 of the DGCL, a Delaware corporation is prohibited from engaging in a "business combination" with an "interested shareholder" for three years following the time that such person or entity becomes an interested shareholder. With certain exceptions, an "interested shareholder" is a person or entity who or which owns, individually or with other persons or entities, fifteen percent (15%) or more of the corporation's outstanding Voting Stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only) (for purposes hereof, "Voting Stock" means all outstanding shares of capital stock of a corporation entitled to vote in the election of the board of directors of the corporation, and each reference to a percentage or portion of shares of Voting Stock shall refer to such percentage or portion of the votes entitled to be cast by such shares). Section 203 defines "business combination" to include: (i) any merger or consolidation involving the corporation and the interested stockholder; (ii) any sale, transfer, pledge or other disposition involving the interested stockholder or 10% or more of the assets of the corporation; (iii) subject to certain exceptions, any transaction which results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder; (iv) any transaction involving the corporation which has the effect of increasing the proportionate share of stock of any class or series of the corporation beneficially owned by the interested stockholder; or (v) the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

         The three-year moratorium imposed on business combinations by Section 203 does not apply if (i) prior to the time on which such shareholder becomes an interested shareholder the board of directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested shareholder; (ii) upon consummation of the transaction that made him or her an interested shareholder, the interested shareholder owns at least eighty-five percent (85%) of the corporation's Voting Stock outstanding at the time the transaction commenced (excluding for purposes of determining the number of shares outstanding, shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans in which employee participants do not have the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the time such person or entity becomes an interested shareholder, the board of directors approves the business combination and it is also approved at a shareholder meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding Voting Stock not owned by the interested shareholder.

Advantages and Disadvantages of Proposal No. 4

         The Board of Directors believes that the amendment of the Certificate of Incorporation to elect to be governed by the provisions of Section 203 is in the best interests of the Company and its stockholders. The proposal is designed to encourage any person who might seek to acquire control of the Company to first consult with the Company's Board of Directors and to negotiate the terms of any tender offer or proposed business combination. The Board of Directors believes that, for the protection of the Company's stockholders, any proposed acquisition of control of the Company, and any proposed business combination in which the Company might be involved, should be thoroughly studied by the Company's Board of Directors to ensure that such transaction would be in the best interests of the Company and its stockholders and that all of the Company's stockholders be treated fairly. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for the Company in which all shareholders would not be treated equally. In sum, the Board of Directors believes that this Proposal No. 4 is prudent and in the best interests of the Company and its stockholders and should be adopted for their protection.

         Despite the belief of the Board of Directors as to the benefits to stockholders of this proposal, if adopted, if may be disadvantageous to the extent that they have the effect of discouraging a future takeover attempt that is not approved by the Board of Directors, but which a majority of the stockholders may deem to be in their best interests or in which stockholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of this Proposal No. 4, stockholders who might wish to participate in an unsolicited tender offer may not have an opportunity to do so. Proposal No. 4, if adopted, could also delay or frustrate the assumption of control by a holder of a large block of the Company's shares, even if many stockholders considered such action to be beneficial. Furthermore, the adoption of Proposal No. 4 will not ensure or guarantee that stockholders will receive a price for their shares in connection with an acquisition of control of the Company that reflects the value of such shares, or that the price received will be fair or equitable.
Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions.

         The Rights Agreement that the Company currently has in place contains provisions that are similar to the provisions of Section 203. Therefore, most of the various advantages and disadvantages of this proposal described above will still be in place because of the Rights Plan whether or not this Proposal No. 4 is approved.

         See, also, the section entitled "The Anti-Takeover Proposals," above

         This Proposal No. 4 is not being proposed in order to prevent an unsolicited takeover attempt, and the Board of Directors is not aware of any present attempt by any person to acquire control of the Company, obtain representation on the Board of Directors or take any significant action that would affect the governance of the Company.

         The Board of Directors has considered the advantages and possible disadvantages of this proposal and has unanimously determined that the adoption of this proposal is in the best interests of the Company and its stockholders.

Text of Proposed Amendments to Certificate of Incorporation

                                  "ARTICLE XIII

         This corporation elects to be governed by Section 203 of the Delaware General Corporation Law."

Vote Required and Board of Directors' Recommendation

         The affirmative vote of a majority of the shares outstanding and entitled to vote at the Annual Meeting, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and entitled to vote, is required to approve Proposal 4. The Board of Directors unanimously recommends that stockholders vote FOR Proposal 4.

--------------------------------------------------------------------------------

                                 PROPOSAL NO. 5

                       AMENDMENT TO THE 1995 STOCK OPTION/
                               STOCK ISSUANCE PLAN

--------------------------------------------------------------------------------

         The Board of Directors has unanimously approved and adopted certain amendments to the Company's 1995 Stock Option/Stock Issuance Plan (the "1995 Plan"), subject to stockholder approval. The Board unanimously recommends to the stockholders of the Company that they approve and adopt such amendments. The amendments affect only the Automatic Option Grant Program under the 1995 Plan, pursuant to which non-employee directors are granted options to acquire shares of the Company's common stock. A copy of the proposed Amendment to the 1995 Plan is attached to this Proxy Statement as Appendix B. The proposed amendments are summarized as follows:

         1. Each option granted under the Automatic Option Grant Program on or after July 20, 1999 will be immediately vested and exercisable and not subject to any repurchase right of the Company. Prior to the amendment, each share issued pursuant to an option granted to non-employee directors when they first become a director has been subject to a repurchase right of the Company, at the exercise price, which repurchase right lapses with respect to 25% of the shares issuable pursuant to such option each year beginning one year after the date of grant of the option. The shares granted under options granted to the non-employee directors on an annual basis pursuant to the Automatic Option Grant Program were subject to a repurchase right which lapsed one year after the date of grant.

         2. The provisions of each outstanding option granted before July 20, 1999 will be automatically amended to accelerate such option effective July 20, 1999 so that such option becomes fully vested and exercisable and no longer subject to any repurchase right of the Company.

         3. The number of shares of Common Stock issuable upon exercise of the options to be granted to non-employee directors on an annual basis will be increased from 2,500 shares to 5,000 shares, beginning with the grants to be made at the annual meeting of stockholders described in this Proxy Statement.

Reasons for the Amendment

         There are two primary reasons that the Board of Directors adopted these amendments and are recommending that the stockholders approve them. First, the Board believes that by making the options granted to non-employee directors fully vested and immediately exercisable, without any repurchase right of the Company, and by increasing the number of shares covered by the options granted to non-employee directors, it will enhance the ability of the Company to attract and retain qualified directors. Second, the proposed amendments will reduce the potential impact of the expense charge that the Company will be obligated to incur as a result of expected changes in the accounting treatment for options granted to outside directors. Under the expected changes, which are more fully described under the heading "Accounting Treatment and Expected Accounting Changes" below, the vesting schedule of such options would affect the amount of any expense attributable to the grant of such options. The immediate vesting of such options and the accelerated vesting of previously granted automatic options is intended to address the potential impact of such grants on earnings in the event that the expected accounting changes are put into effect. Although the proposed accounting changes only would apply to options granted after December 15, 1998, by accelerating the vesting of all outstanding options held by non-employee directors, the Company is treating each of such directors equally, regardless of when the options were granted.

         The proposed amendments affect only the Automatic Option Grant Program under the 1995 Plan and do not apply to any other portion of the 1995 Plan.

Summary of 1995 Stock Option/Stock Issuance Plan, as Amended

         The 1995 Plan is the successor equity incentive program to the Company's Restated 1990 Stock Option Plan (the "1990 Plan"). The 1995 Plan was adopted by the Board of Directors on July 25, 1995 and approved by the stockholders on September 14, 1995. The Company initially authorized 2,000,000 shares of Common Stock for issuance under the 1995 Plan, plus an additional number of shares equal to one percent (1%) of the number of shares of Common Stock and Common Stock equivalents outstanding on the first day of 1996, 1997 and 1998. The initial 2,000,000 share reserve was comprised of (i) the shares which remained available for issuance under the 1990 Plan, including the shares subject to outstanding options thereunder, plus (ii) an additional increase of 1,258,036 shares. As of May 20, 1999, there were 185,869 outstanding shares of Common Stock issued pursuant to the 1995 Plan, outstanding options under the 1995 Plan options to purchase 1,515,652 shares of Common Stock, and 494,946 shares available for issuance under the 1995 Plan.

         The  objective  of the 1995 Plan is to  provide  an  incentive  for key
employees,   including   officers  and   directors   who  are   employees,   and
non-employees, including non-employee directors, of the Company or its subsidiaries to remain in the service of the Company by providing them with opportunities to acquire an economic interest in the future success and prosperity of the Company and its subsidiaries.

         The 1995 Plan is divided into three separate components: (i) the Discretionary Option Grant Program under which employees and consultants may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock at an exercise price not less than eighty-five percent (85%) of their fair market value on the grant date, (ii) the Stock Issuance Program under which such persons may, in the Plan Administrator's discretion, be issued shares of Common Stock directly, through the purchase of such shares at a price not less than eighty-five percent (85%) of their fair market value at the time of issuance or as a bonus tied to the performance of services and (iii) the Automatic Option Grant Program under which automatic grants will be made at periodic intervals to eligible non-employee Board members to purchase shares of Common Stock at an exercise price equal to one-hundred percent (100%) of their fair market value on the grant date.

         The Discretionary Option Grant Program and the Stock Issuance Program are administered by the Board of Directors or the Compensation Committee (the appropriate administering party is referred to herein as the "Plan Administrator"). Under those programs, the Plan Administrator has complete discretion to determine which eligible individuals are to receive option grants or stock issuances, the time or times when such option grants or stock issuances are to be made, the number of shares subject to each such grant or issuance, the status of any granted option as either an incentive stock option or a non-statutory stock option under the Federal tax laws, the vesting schedule to be in effect for the option grant or stock issuance and the maximum term for which any granted option is to remain outstanding.

         Each of those programs provides that, in the event the Company is acquired by merger, consolidation or asset sale, the shares of Common Stock purchased subject to a right of repurchase under the 1995 Plan will immediately vest in full, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the acquiring entity, and options will accelerate to the extent not assumed by the acquiring entity. They also allow the Plan Administrator discretion to provide for the acceleration of one or more outstanding options under the 1995 Plan (including options incorporated from the 1990 Plan) and the vesting of shares subject to outstanding options upon the occurrence of certain hostile takeovers. Such accelerated vesting may be conditioned upon the subsequent termination of the affected optionee's service.

         Stock appreciation rights are authorized for issuance under the Discretionary Option Grant Program which provide the holders with the election to surrender their outstanding options for an appreciation distribution from the Company equal to the excess of (i) the fair market value of the vested shares of Common Stock subject to the surrendered option over (ii) the aggregate exercise price payable for such shares. Such appreciation rights distribution may be made in cash or in shares of Common Stock.

         The Plan Administrator has the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program (including options incorporated from the 1990 Plan) in return for the grant of new options for the same or different number of option shares with an exercise price per share based upon the fair market value of the Common Stock on the new grant date.

         Under the Automatic Option Grant Program, when an individual first becomes a non-employee Board member, he or she receives a 10,000-share option grant on the date such individual joins the Board provided such individual has not been in the prior employ of the Company. In addition, at each Annual
Stockholders Meeting, each individual who is to continue to serve as a non-employee Board member after the Meeting currently receives an additional option grant to purchase 2,500 shares of Common Stock, whether or not such individual has been in the prior employ of the Company, so long as such individual has served on the Board for more than six months. If Proposal No. 5 is approved, the annual option grant will be increased to an option to purchase 5,000 shares of Common Stock. Currently, each share issued pursuant to an option granted to non-employee directors when they first become a director has been subject to a repurchase right of the Company, at the exercise price, which repurchase right lapses with respect to 25% of the shares issuable pursuant to such option each year beginning one year after the date of grant of the option. The shares granted under options granted to the non-employee directors on an annual basis pursuant to the Automatic Option Grant Program currently are subject to a repurchase right which lapses one year after the date of grant. If Proposal No. 5 is approved, all currently outstanding options granted under the Automatic Option Grant Program and all options to be granted in the future under the Automatic Option Grant Program will be immediately vested and exercisable and not subject to any repurchase right of the Company.

         The Board may amend or modify the 1995 Plan at any time, provided that the terms of the Automatic Option Grant Program may not be amended more than once every six months, other than to the extent necessary to comply with applicable federal tax rules and regulations. Notwithstanding the foregoing, the Board cannot, without the approval of the stockholders, (i) materially increase the maximum number of shares issuable under the 1995 Plan, the number of shares for which options may be granted under the Automatic Option Grant Program or the maximum number of shares for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year, except for permissible adjustment in the event of certain changes in the Company's capitalization, (ii) materially modify the eligibility requirements for 1995 Plan participation or (iii) materially increase the benefits accruing to 1995 Plan participants. The 1995 Plan will terminate on July 24, 2005, unless sooner terminated by the Board.

         The following table summarizes options granted under the 1995 Plan to the individuals specified below in calendar year 1998 and to date in 1999, and options held by the individuals specified below as of May 20, 1999, in each case with the options issued pursuant to the Automatic Option Grant Program listed separately:

                                                                   Options Granted Under the
                                        Options Granted Under        1995 Plan Other than
                                       Automatic Option Grant       Automatic Option Grant         Number of
                                               Program                      Program                 Options
                                       ----------------------      --------------------------      Currently
Name and Position                        1998          1999           1998           1999       Outstanding(1)
------------------------------------   ----------------------      --------------------------   --------------
Junaid Sheikh, President, Chief              0           0         397,286(2)        (3)           397,286
Executive Officer and Chairman
of the Board

Ian Craven, Senior Vice President,           0           0          98,125(4)        (3)            98,125
Engineering

Harris Rogers, Vice President,               0           0          65,499(5)        (3)            65,499
Marketing

Donald Petersen, Vice President,             0           0         115,833(6)        (3)           117,916
Manufacturing

Lionel M. Allan, Director                2,500       5,000(7)       41,250(8)         0             55,850

Thomas E. Fanella, Director             10,000       5,000(7)            0            0             12,500

David A. Lahar, Director                10,000       5,000(7)            0            0             10,000

Eugene M. Matalene, Jr., Director            0      10,000(9)            0            0             10,000

Michael Luckwell, Director                   0      10,000(9)            0            0             10,000

All Executive Officers as a Group            0           0         876,743(10)        0            878,826

All Non-Executive Directors as a        22,500      35,000(11)      41,250(8)         0             98,350
Group

All Non-Executive Officer                    0           0         483,429(12)       (3)           469,600
Employees as a Group

                                       29


------------------
(1) Does not include options to be issued to non-employee directors pursuant to the Automatic Option Grant Program of the 1995 Plan.
(2) Includes 87,286 shares subject to options that were repriced in May 1998. See "Executive Compensation and Related Information -- Option Grants" and "-- Ten Year Option/SAR Repricings," above.
(3)  Not determined yet. No options granted to date in 1999.
(4) Includes 58,125 shares subject to options that were repriced in May 1998. See "Executive Compensation and Related Information -- Option Grants" and "-- Ten Year Option/SAR Repricings," above.
(5) Includes 25,499 shares subject to options that were repriced in May 1998. See "Executive Compensation and Related Information -- Option Grants" and "-- Ten Year Option/SAR Repricings," above.
(6) Includes 75,833 shares subject to options that were repriced in May 1998. See "Executive Compensation and Related Information -- Option Grants" and "-- Ten Year Option/SAR Repricings," above.
(7) Number of options to be granted if Proposal No. 5 is approved. Otherwise, the number of options granted will be 2,500.
(8) Represents 41,250 shares subject to options that were repriced in May 1998. See "Executive Compensation and Related Information -- Option Grants" and "-- Ten Year Option/SAR Repricings," above.
(9)  Options granted upon becoming a member of the Board of Directors.
(10) Includes 246,743 shares subject to options that were repriced in May 1998. See "Executive Compensation and Related Information -- Option Grants" and "-- Ten Year Option/SAR Repricings," above.
(11) Number of options to be granted if Proposal No. 5 is approved. Otherwise, the number of options granted will be 27,500.
(12) Includes 222,929 shares subject to options that were repriced in May 1998. See "Executive Compensation and Related Information -- Option Grants" and "-- Ten Year Option/SAR Repricings," above.

         On May 20, 1999, the closing sale price of the Company's Common Stock as reported on the Over-the-Counter Bulletin Board was $1.03.

Tax Treatment

         The options granted under the Automatic Option Grant Program are nonstatutory stock options. Under current federal tax law, upon a grant of a nonstatutory stock option under the 1995 Plan, no taxable income is realized by a participant and the Company will not be entitled to any deduction. Upon exercise of a nonstatutory stock option, a participant will realize ordinary taxable income on the date of exercise. Such taxable income will equal the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise. The Company will be entitled to a corresponding deduction for income subject to federal income tax.

         THE FOREGOING SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE IS FOR GENERAL INFORMATIONAL PURPOSES AND MAY NOT BE APPLICABLE TO ALL INDIVIDUALS. PARTICIPANTS SHOULD CONSULT THEIR OWN TAX ADVISORS FOR A DETERMINATION AS TO THE SPECIFIC TAX CONSEQUENCES APPLICABLE TO THEM.

Accounting Treatment and Expected Accounting Changes

         The Company applies Accounting Principles Board Opinion No. 25 -- "Accounting for Stock Issued to Employees" ("APB Opinion 25") and related interpretations in accounting for stock options. Statement of Financial Accounting Standards No. 123 requires companies which use APB Opinion 25 accounting to disclose the impact, if any, that use of a fair value option valuation model would have on net income. If an option is issued to an employee for an exercise price that is less than fair market value of the Company's Common Stock on the date of grant, charges to earnings will be made at the time of the grant of any options to the extent, if any, that the aggregate fair market value of the Common Stock on the date of grant exceeds the exercise price.

         Any expense will be accruable by the Company over the period that the option shares or issued shares are to vest. Option grants or stock issuances to employees with exercise or issue prices not less than the fair market value of the shares on the grant or issue date will not result in any direct charge to the Company's earnings. However, as discussed above, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the fair value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

         The Financial Accounting Standards Board recently issued an Exposure Draft of a proposed interpretation of APB Opinion 25. Under the proposed interpretation, option grants made to non-employee Board members after December 15, 1998 may result in a direct charge to the Company's reported earnings based upon the fair value of the option. The charge to earnings would be equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date.

         Such charge is likely to include the appreciation in the fair value of the option shares over the period between the grant date of the option (or, if later, the effective date of the final amendment) and the vesting date of each installment of the option shares. In addition, if the proposed interpretation is adopted, any options which are repriced after December 15, 1998 may also trigger a direct charge to the Company's reported earnings measured by the appreciation in the value of the underlying shares over the period between the grant date of the option (or, if later, the effective date of the final amendment) and the date the option is exercised for those shares.

         If Proposal No. 5 is approved, then all options granted to non-employee directors under the Automatic Option Grant Program will be immediately vested, thereby allowing for an immediate charge to earnings for the fair value of the option shares on the date of grant. This should reduce the uncertainty for the Company of having to take periodic charges to earnings for the appreciation in the fair value of the option shares vesting over time.

Vote Required and Board of Directors' Recommendation

         The affirmative vote of a majority of the shares outstanding and entitled to vote at the Annual Meeting, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and entitled to vote, is required to approve Proposal No. 5. The Board of Directors unanimously recommends that stockholders vote FOR Proposal No. 5.

--------------------------------------------------------------------------------

                                 PROPOSAL NO. 6

                         RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

--------------------------------------------------------------------------------


         The firm of Ernst & Young LLP served as independent auditors for the Company for the Company's 1998 fiscal year ended September 30, 1998 and the Transition Period ended December 31, 1998. The Board of Directors has selected that firm to continue in this capacity for the Company's 1999 calendar year. The Company is asking the stockholders to ratify the appointment by the Board of Directors of Ernst & Young LLP, as independent auditors, to audit the consolidated financial statements the Company for the year ending December 31, 1999, and to perform other appropriate services.

         A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to respond to stockholders' questions, and if he or she so desires, will be given an opportunity to make a brief statement.

         The Board of Directors unanimously recommends a vote IN FAVOR OF the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1999. In the event that a majority of the shares voted at the Annual Meeting do not vote for the ratification, the Audit Committee and the Board of Directors will reconsider whether or not to retain that firm. Under all circumstances, the Audit Committee and the Board of Directors retain the corporate authority to change the auditors at a later date.

                                 OTHER BUSINESS

         The Board of Directors is not aware of any other matter which may be presented for action at the Annual Meeting other than the matter set forth in this Proxy Statement. Should any other matter requiring a vote of the stockholders arise, it is intended that the persons named as proxy holders on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment in the interest of the Company. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

                              STOCKHOLDER PROPOSALS

         Under the present rules of the Securities and Exchange Commission, the deadline for stockholders to submit proposals to be considered for inclusion in the Company's Proxy Statement for the next year's Annual Meeting of Stockholders is expected to be December 20, 1999. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Commission.

                           INCORPORATION BY REFERENCE

         According to the provisions of Schedule 14A under the Securities Exchange Act of 1934, the following document or portion thereof is incorporated by reference:

         "Executive Officers of the Company" from Part I of the Company's Annual Report on Form 10-K for the transition period ended December 31, 1998.

                        ADDITIONAL INFORMATION AVAILABLE

         THE COMPANY WILL PROVIDE WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S TRANSITION REPORT ON FORM 10-K FOR THE TRANSITION PERIOD ENDED DECEMBER 31, 1998 AND QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 1999, IN EACH CASE INCLUDING FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUEST SHOULD BE SENT TO THE ATTENTION OF THE CHIEF FINANCIAL OFFICER AT ACCOM, INC., 1490 O'BRIEN DRIVE, MENLO PARK, CALIFORNIA 94025, OR TELEPHONED TO (650) 328-3818.

                                        By Order of the Board of Directors,



                                        Lionel M. Allan
                                        Secretary

Dated:  [June ___, 1999]

                                                                      APPENDIX A


               SECTION 203 OF THE DELAWARE GENERAL CORPORATION LAW

ss. 203. Business combinations with interested stockholders.

         (a) Notwithstanding any other provisions of this chapter, a corporation shall not engage in any business combination with any interested stockholder for a period of 3 years following the time that such stockholder became an interested stockholder, unless:

              (1) Prior to such time the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

              (2) Upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

              (3) At or subsequent to such time the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 662/3% of the outstanding voting stock which is not owned by the interested stockholder.

         (b) The restrictions contained in this section shall not apply if:

              (1)  The  corporation's   original  certificate  of  incorporation
contains a provision expressly electing not to be governed by this section;

              (2) The corporation, by action of its board of directors, adopts an amendment to its bylaws within 90 days of February 2, 1988, expressly electing not to be governed by this section, which amendment shall not be further amended by the board of directors;

              (3) The corporation, by action of its stockholders, adopts an amendment to its certificate of incorporation or bylaws expressly electing not to be governed by this section; provided that, in addition to any other vote required by law, such amendment to the certificate of incorporation or bylaws must be approved by the affirmative vote of a majority of the shares entitled to vote. An amendment adopted pursuant to this paragraph shall be effective immediately in the case of a corporation that both (i) has never had a class of voting stock that falls within any of the 3 categories set out in subsection
(b)(4) hereof, and (ii) has not elected by a provision in its original certificate of incorporation or any amendment thereto to be governed by this section. In all other cases, an amendment adopted pursuant to this paragraph shall not be effective until 12 months after the adoption of such amendment and shall not apply to any business combination between such corporation and any person who became an interested stockholder of such corporation on or prior to such adoption. A bylaw amendment adopted pursuant to this paragraph shall not be further amended by the board of directors;

              (4) The corporation does not have a class of voting stock that is:
(i) Listed on a national securities exchange; (ii) authorized for quotation on The NASDAQ Stock Market; or (iii) held of record by more than 2,000 stockholders, unless any of the foregoing results from action taken, directly or indirectly, by an interested stockholder or from a transaction in which a person becomes an interested stockholder;

              (5) A stockholder becomes an interested stockholder inadvertently and (i) as soon as practicable divests itself of ownership of sufficient shares so that the stockholder ceases to be an interested stockholder; and (ii) would not, at any time within the 3-year period immediately prior to a business combination between the corporation and such stockholder, have been an interested stockholder but for the inadvertent acquisition of ownership;

              (6) The business combination is proposed prior to the consummation or abandonment of and subsequent to the earlier of the public announcement or the notice required hereunder of a proposed transaction which (i) constitutes one of the transactions described in the 2nd sentence of this paragraph; (ii) is with or by a person who either was not an interested stockholder during the previous 3 years or who became an interested stockholder with the approval of the corporation's board of directors or during the period described in paragraph
(7) of this subsection (b); and (iii) is approved or not opposed by a majority of the members of the board of directors then in office (but not less than 1) who were directors prior to any person becoming an interested stockholder during the previous 3 years or were recommended for election or elected to succeed such directors by a majority of such directors. The proposed transactions referred to in the preceding sentence are limited to (x) a merger or consolidation of the corporation (except for a merger in respect of which, pursuant to ss. 251(f) of this title, no vote of the stockholders of the corporation is required); (y) a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in 1 transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the corporation or of any direct or indirect majority-owned subsidiary of the corporation (other than to any direct or indirect wholly-owned subsidiary or to the corporation) having an aggregate market value equal to 50% or more of either that aggregate market value of all of the assets of the corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation; or (z) a proposed tender or exchange offer for 50% or more of the outstanding voting stock of the corporation. The corporation shall give not less than 20 days' notice to all interested stockholders prior to the consummation of any of the transactions described in clause (x) or (y) of the 2nd sentence of this paragraph; or

              (7) The business combination is with an interested stockholder who became an interested stockholder at a time when the restrictions contained in this section did not apply by reason of any of paragraphs (1) through (4) of this subsection (b), provided, however, that this paragraph (7) shall not apply if, at the time such interested stockholder became an interested stockholder, the corporation's certificate of incorporation contained a provision authorized by the last sentence of this subsection (b).

         Notwithstanding paragraphs (1), (2), (3) and (4) of this subsection, a corporation may elect by a provision of its original certificate of incorporation or any amendment thereto to be governed by this section; provided that any such amendment to the certificate of incorporation shall not apply to restrict a business combination between the corporation and an interested stockholder of the corporation if the interested stockholder became such prior to the effective date of the amendment.

         (c) As used in this section only, the term:

              (1) "Affiliate" means a person that directly, or indirectly through 1 or more intermediaries, controls, or is controlled by, or is under common control with, another person.

              (2) "Associate," when used to indicate a relationship with any person, means: (i) Any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock;
(ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

              (3)  "Business   combination,"  when  used  in  reference  to  any
corporation and any interested stockholder of such corporation, means:

                    (i) Any merger or consolidation of the corporation or any direct or indirect majority-owned subsidiary of the corporation with (A) the interested stockholder, or (B) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation subsection (a) of this section is not applicable to the surviving entity;

                    (ii) Any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in 1 transaction or a series of transactions), except proportionately as a stockholder of such corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the corporation or of any direct or indirect majority-owned subsidiary of the corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation;

                    (iii) Any transaction which results in the issuance or transfer by the corporation or by any direct or indirect majority-owned subsidiary of the corporation of any stock of the corporation or of such subsidiary to the interested stockholder, except: (A) Pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of such corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (B) pursuant to a merger under ss. 251(g) of this title; (C) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of such corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of such corporation subsequent to the time the interested stockholder became such; (D) pursuant to an exchange offer by the corporation to purchase stock made on the same terms to all holders of said stock; or (E) any issuance or transfer of stock by the corporation; provided however, that in no case under items (C)-(E) of this subparagraph shall there be an increase in the interested stockholder's proportionate share of the stock of any class or series of the corporation or of the voting stock of the corporation;

                    (iv) Any transaction involving the corporation or any direct or indirect majority-owned subsidiary of the corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

                    (v) Any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of such corporation), of any loans, advances, guarantees, pledges or other financial benefits (other than those expressly permitted in subparagraphs (i)-(iv) of this paragraph) provided by or through the corporation or any direct or indirect majority-owned subsidiary.

              (4) "Control," including the terms "controlling," "controlled by" and "under common control with," means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of any corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary; Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this section, as an agent, bank, broker, nominee, custodian or trustee for 1 or more owners who do not individually or as a group have control of such entity.

              (5) "Interested stockholder" means any person (other than the corporation and any direct or indirect majority-owned subsidiary of the corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the corporation, or (ii) is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the 3-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the affiliates and associates of such person; provided, however, that the term "interested stockholder" shall not include (x) any person who (A) owned shares in excess of the 15% limitation set forth herein as of, or acquired such shares pursuant to a tender offer commenced prior to, December 23, 1987, or pursuant to an exchange offer announced prior to the aforesaid date and commenced within 90 days thereafter and either (I) continued to own shares in excess of such 15% limitation or would have but for action by the corporation or
(II) is an affiliate or associate of the corporation and so continued (or so would have continued but for action by the corporation) to be the owner of 15% or more of the outstanding voting stock of the corporation at any time within the 3-year period immediately prior to the date on which it is sought to be determined whether such a person is an interested stockholder or (B) acquired said shares from a person described in item (A) of this paragraph by gift, inheritance or in a transaction in which no consideration was exchanged; or (y) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of action taken solely by the corporation; provided that such person shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of paragraph
(8) of this subsection but shall not include any other unissued stock of such corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

              (6) "Person" means any individual, corporation, partnership, unincorporated association or other entity.

              (7) "Stock" means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

              (8) "Voting stock" means, with respect to any corporation, stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity.

              (9) "Owner," including the terms "own" and "owned," when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:

                    (i) Beneficially owns such stock, directly or indirectly; or

                     (ii) Has (A) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person's affiliates or associates until such tendered stock is accepted for purchase or exchange; or
(B) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person's right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or

                    (iii) Has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (B) of subparagraph (ii) of this paragraph), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

         (d) No provision of a certificate of incorporation or bylaw shall require, for any vote of stockholders required by this section, a greater vote of stockholders than that specified in this section.

         (e) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all matters with respect to this section.

(66 Del. Laws, c. 204, ss. 1; 70 Del. Laws, c. 79, ss.ss. 8-10.)

                                                                      APPENDIX B

                                  AMENDMENT TO
                                   ACCOM, INC.
                      1995 STOCK OPTION/STOCK ISSUANCE PLAN

         Article Four of the 1995 Stock Option/Stock Issuance Plan is hereby amended and restated as of July 20, 1999 to read in full as follows:

                                  "ARTICLE FOUR

                         AUTOMATIC OPTION GRANT PROGRAMS

I.       OPTION TERMS

         A. Grant Dates. Option grants shall be made on the dates specified below:

                  1. Each Eligible Director who is first elected or appointed as a non-employee Board member after the Section 12(g) Registration Date shall automatically be granted on the date of such initial election or appointment (as the case may be) a Non-Statutory Option to purchase 10,000 shares of Common Stock.

                  2. On the date of each Annual Stockholders Meeting, each individual who is to continue to serve as an Eligible Director after such meeting, shall automatically be granted, whether or not such individual is
standing  for  re-election  as  a  Board  member  at  that  Annual  Meeting,   a
Non-Statutory Option to purchase an additional 5,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months prior to the date of such Annual Meeting. There shall be no limit on the number of such 5,000-shares option grants any one Eligible Director may receive over his or her period of Board service.

         B.       Exercise Price.

                  1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                  2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

         C.       Exercise and Term of the Options.

                  1. Each option granted on or after July 20, 1999 shall be immediately vested and exercisable and not subject to any repurchase right of the Corporation. The term of each such option shall be ten (10) years from the option grant date, subject to the provisions of Section I.D. below.

                  2. Each option granted before July 20, 1999 shall automatically accelerate on July 20, 1999 so that at such time each such option shall become fully vested and exercisable for all of the shares of Common Stock then subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock that are not subject to any repurchase right of the Corporation.

         D. Effect of Termination of Board Service. The following provisions shall govern the exercise of any option held by the Optionee at the time the Optionee ceases to serve as a Board member:

                  (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or or in accordance with the laws of the descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                  (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number vested of shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                  (iii) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve
         (12)-month) exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Board service.

II.      CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKEOVER

         A. Corporate Transactions. Immediately following the consummation of any Corporate Transaction, each outstanding automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

         B. Changes in Control. In connection with any Change in Control, each outstanding option shall remain exercisable until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

         C. Hostile Take-Overs. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each automatic option held by him or her for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option over
(ii) the aggregate exercise price payable for such shares. Such case distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board shall be required in connection with such option surrender and cash distribution.

         D. Corporation's Rights. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III.     AMENDMENT OF THE AUTOMATIC OPTION GRANT PROGRAM

         The provisions of this Automatic Option Grant Program, together with the option grants outstanding thereunder, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable Federal income tax laws and regulations.

IV.      REMAINING TERMS

         The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program."

                                                                          APP: C
                                      PROXY

                                   ACCOM, INC.
                  Annual Meeting Of Stockholders, July 20, 1999

   This Proxy is solicited on behalf of the Board of Directors of Accom, Inc.

         The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on July 20, 1999 and the Proxy Statement and appoints Junaid Sheikh and Donald K. McCauley, and each of them, as the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Accom, Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the Company's facilities located at 1490 O'Brien Drive, Menlo Park, California 94025, on Tuesday, July 20, 1999 at 10:00 a.m. (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the following matter:

1. To elect a board of six directors as follows: (a) two directors to serve a three-year term, two directors to serve a two-year term, and two directors to serve a one-year term; or (b) if Proposal No. 3 is not approved, six directors to hold office until the expiration of their respective terms of office and until their respective successors are duly elected and qualified.

         |_|   FOR all the nominees listed below (except as indicated).

         |_|   WITHHOLD authority to vote for all nominees listed below.

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

         JUNAID SHEIKH     LIONEL M. ALLAN           THOMAS E. FANELLA
         DAVID A. LAHAR    EUGENE M. MATALENE, JR.   MICHAEL LUCKWELL

2. To approve a proposal to amend the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company's common stock from 20,233,497 to 40,000,000, and the total number of shares of authorized stock from 22,233,497 to 42,000,000.

                  |_|  FOR          |_|  AGAINST              |_|  ABSTAIN

3. To approve a proposal to (a) adopt classified board provisions in the Company's Certificate of Incorporation to (i) implement a classified board of directors divided into three classes of directors, with the term of office of one of the three classes of directors expiring each year and with each class being elected for a three-year term, (ii) provide that only the Board of Directors, and not the stockholders, may set by resolution the number of directors within the specified range of five (5) to nine (9), (iii) provide that only the Board of Directors may fill vacancies on the Board (unless no Board members remain) and that any director appointed to fill a vacancy on the Board of Directors will serve for the remainder of the full term of the class in which the vacancy occurred, and (iv) require a vote of 75% of the Company's stockholders to amend or repeal the foregoing classified board provisions (the "Classified Board Provisions"); and (b) to amend the Company's Bylaws to conform with the Classified Board Provisions.

                  |_|  FOR          |_|  AGAINST              |_|  ABSTAIN

4. To approve a proposal to amend the Company's Certificate of Incorporation to provide that the Company elects to be governed by the business combination statute set forth in Section 203 of the Delaware General Corporation Law.

                  |_|  FOR          |_|  AGAINST              |_|  ABSTAIN

5. To approve a proposal to amend the Company' 1995 Stock Incentive/Stock Issuance Plan to provide that (a) the stock options previously granted and to be granted to non-employee directors of the Company be immediately vested and not subject to repurchase by the Company and (b) each non-employee director be granted each year fully-vested options to purchase 5,000 shares of Common Stock of the Company.

                  |_|  FOR          |_|  AGAINST              |_|  ABSTAIN

6. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the Company's 1999 calendar year; and

                  |_|  FOR          |_|  AGAINST              |_|  ABSTAIN

7. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

                  |_|  FOR          |_|  AGAINST              |_|  ABSTAIN

The Board of Directors recommends a vote FOR each of the directors listed above and a vote FOR the other proposals. This Proxy, when properly executed, will be voted as specified above. THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS LISTED ABOVE AND FOR THE OTHER PROPOSALS IF NO SPECIFICATION IS MADE.

                                            Please  print the name(s)  appearing
                                            on each  share  certificate(s)  over
                                            which you have voting authority:


                                            ------------------------------------
                                               (Print name(s) on certificate)


                                            Please sign your name(s):

                                            ------------------------------------

                                            ------------------------------------
                                                   (Authorized Signature(s))


                                            Date: ------------------------------

      [[COPY OF 1995 STOCK OPTION/STOCK ISSUANCE PLAN, FILED AS AN APPENDIX
            PURSUANT TO THE INSTRUCTIONS TO ITEM 10 OF SCHEDULE 14A]]



                                   ACCOM, INC.
                      1995 STOCK OPTION/STOCK ISSUANCE PLAN


                                   ARTICLE ONE

                               GENERAL PROVISIONS

I.       PURPOSE OF THE PLAN

         This 1995 Stock Option/Stock Issuance Plan is intended to promote the interests of Accom, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

         Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.      STRUCTURE OF THE PLAN

         A.       The Plan shall be divided into three separate equity programs:

                           (i) the  Discretionary  Option  Grant  Program  under
                  which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

                           (ii) the Stock Issuance  Program under which eligible
                  persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

                           (iii) the Automatic  Option Grant Program under which
                  Eligible Directors shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

         B. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

III.     ADMINISTRATION OF THE PLAN

         A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. No non-employee Board member shall be eligible to serve on the Primary Committee if such individual has, during the twelve
(12)-month period immediately preceding the date of his or her appointment to the Committee or (if shorter) the period commencing with the Section 12(g) Registration Date and ending with the date of his or her appointment to the Primary Committee, received an option grant or direct stock issuance under the Plan or any stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary), other than pursuant to the Automatic Option Grant Program.

         B. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in these programs may, at the Board's discretion, be vested in the Primary

Committee or a Secondary Committee, or the Board may retain the power to administer these programs with respect to all such persons. The members of the Secondary Committee may be individuals who are Employees eligible to receive discretionary option grants or direct stock issuances under the Plan or any stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

         C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

         D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program under its jurisdiction or any option or stock issuance thereunder.

         E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

         F. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to option grants made thereunder.

IV.      ELIGIBILITY

         A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                           (i)   Employees,

                           (ii) non-employee members of the Board (other than those serving as members of the Primary Committee) or the board of directors of any Parent or Subsidiary, and

                           (iii) consultants and other independent  advisors who
                  provide   services  to  the  Corporation  (or  any  Parent  or
                  Subsidiary).

         B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine,
(i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid for such shares.

         C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

         D. The individuals eligible to participate in the Automatic Option Grant Program shall be (i) those individuals who are first elected or appointed as non-employee Board members after the Section 12(g) Registration Date, whether through appointment by the Board or election by the Corporation's stockholders and (ii) those individuals who continue to serve as non-employee Board members after one or more Annual Stockholders Meetings held after the Section 12(g) Registration Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but such individual shall be eligible to receive periodic option grants under the Automatic Option Grant Program upon his or her continued service as a non-employee Board member following one or more Annual Stockholders Meetings.

V.       STOCK SUBJECT TO THE PLAN

         A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall initially not exceed 2,000,000 shares. Such authorized share reserve is comprised of (i) the number of shares which remained available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation's stockholders prior to such date, including the shares subject to the outstanding options incorporated into the Plan and any other shares which would have been available for future option grants under the Predecessor Plan, plus (ii) an additional increase of 1,258,036 shares authorized by the Board under the Plan, subject to stockholder approval.

         B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of the 1996, 1997 and 1998 calendar years by an amount equal to one percent (1%) of the shares of Common Stock outstanding on December 31 of the immediately preceding calendar year; but in no event shall any such annual increase exceed 500,000 shares. No Incentive Options may be granted on the basis of the additional shares of Common Stock resulting from such annual increases.

         C. The maximum number of shares of Common Stock which may be issued pursuant to Incentive Options granted under the Plan shall not exceed 2,000,000 shares.

         D. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 300,000 shares of Common Stock per calendar year, beginning with the 1995 calendar year.

         E. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options (including any options incorporated from the Predecessor Plan) expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. All shares issued under the Plan (including shares issued upon exercise of options incorporated from the Predecessor Plan), whether or not those shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an option under the Plan (including any option incorporated from the Predecessor Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

         F. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which the share reserve is to increase automatically each year, (iii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year, (iv) the number and/or class of securities for which automatic option grants are to be subsequently made per Eligible Director under the Automatic
Option Grant Program and (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the Predecessor Plan) in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

I.       OPTION TERMS

         Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

         A.       Exercise Price.

                  1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

                  2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Five and the documents evidencing the option, be payable in one or more of the forms specified below:

                           (i)   cash or check  made payable to the Corporation,

                           (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                           (iii) to the  extent  the  option  is  exercised  for
                  vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

         Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

         B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

         C.       Effect of Termination of Service.

                  1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                           (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                           (ii) Any  option  exercisable  in whole or in part by
                  the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                           (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee 5 cessation of Service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Service.

                           (iv) Should the Optionee's  Service be terminated for
                  Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                           (v) In the event of an Involuntary Termination following a Corporate Transaction, the provisions of Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Optionee 5 cessation of Service and shall supersede any provisions to the contrary in this section.

                  2.  The  Plan   Administrator   shall  have  the   discretion,
         exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                           (i) extend the period of time for which the option is
                  to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                           (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

         D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

         E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

         F. Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may be assigned in accordance with the terms of a Qualified Domestic Relations Order. The assigned option may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order. The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

II.      INCENTIVE OPTIONS

         The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

         A. Eligibility. Incentive Options may only be granted to Employees.

         B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

         C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

         D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

III.     CORPORATE TRANSACTION/CHANGE IN CONTROL

         A. [In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent] (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or(iii) [the acceleration of such option is subject to other limitations imposed by the Plan

Administrator at the time of the option grant.] The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

         B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

         C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

         D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan on both an aggregate and per Optionee basis following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

         E. Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall automatically accelerate (and any of the Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full) in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

         F. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Change in Control or (ii) condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent Involuntary Termination of the Optionee's Service within a specified period following the effective date of such Change in Control. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

         G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

         H. The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.      CANCELLATION AND REGRANT OF OPTIONS

         The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor
Plan) and to grant in
substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

V.       STOCK APPRECIATION RIGHTS

         A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

         B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

                           (i) One or more  Optionees  may be granted the right,
                  exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

                           (ii) No such  option  surrender  shall  be  effective
                  unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                           (iii) If the  surrender  of an option is  rejected by
                  the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of
                  (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

         C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

                           (i) One or more  Section 16  Insiders  may be granted
                  limited stock appreciation rights with respect to their outstanding options.

                           (ii) Upon the occurrence of a Hostile Take-Over, each
                  such individual holding one or more options with such a limited stock appreciation right in effect for at least six
                  (6) months shall have the unconditional right. (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the
                  Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

                           (iii) Neither the approval of the Plan  Administrator
                  nor the consent of the Board shall be required in connection with such option surrender and cash distribution.

                           (iv) The balance of the option (if any) shall continue in full force and effect in accordance with the documents evidencing such option.

                                  ARTICLE THREE

                             STOCK ISSUANCE PROGRAM

I.       STOCK ISSUANCE TERMS

         Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

                           A.       Purchase Price.

                  1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the stock issuance date.

                  2. Subject to the provisions of Section I of Article Five, shares of Common Stock may be issued under the Stock Issuance Program for one or both of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                           (i) cash or check made payable to the Corporation, or

                           (ii) past services  rendered to the  Corporation  (or
                  any Parent or Subsidiary).

         B.       Vesting Provisions.

                  1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be filly and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                           (i) the Service period to be completed by the Participant or the performance objectives to be attained,

                           (ii) the number of  installments  in which the shares
                  are to vest,

                           (iii) the interval or intervals (if any) which are to
                  lapse between installments, and

                           (iv) the effect which death,  Permanent Disability or
                  other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

                  2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation 5 receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                  3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                  4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

                  5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

II.      CORPORATE TRANSACTION/CHANGE IN CONTROL

         A. All of the outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

         B. Any repurchase rights that are assigned in the Corporate Transaction shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction.

         C. The Plan Administrator shall have the discretion, exercisable either at the time the unvested shares are issued or at any time while the Corporation's repurchase right remains outstanding, to (i) provide for the automatic termination of one or more outstanding repurchase rights and the immediate vesting of the shares of Common Stock subject to those rights upon the occurrence of a Change in Control or (ii) condition any such accelerated vesting upon the subsequent Involuntary Termination of the Participant's Service within a specified period following the effective date of such Change in Control.

III.     SHARE ESCROW/LEGENDS

         Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FOUR

                         AUTOMATIC OPTION GRANT PROGRAM

I.       OPTION TERMS

         A. Grant Dates. Option grants shall be made on the dates specified below:

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

                  1. Each Eligible Director who is first elected or appointed as a non-employee Board member after the Section 12(g) Registration Date shall automatically be granted on the date of such initial election or appointment (as the case may be) a Non-Statutory Option to purchase 10,000 shares of Common Stock.

                  2. On the date of each Annual Stockholders Meeting, beginning with the 1996 Annual Meeting, each individual who is to continue to serve as an Eligible Director after such meeting, shall automatically be granted, whether or not such individual is standing for reelection as a Board member at that Annual Meeting, a Non-Statutory Option to purchase an additional 2,500 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six
         (6) months prior to the date of such Annual Meeting. There shall be no limit on the number of such 2,500-share option grants any one Eligible Director may receive over his or her period of Board service.

         B.       Exercise Price.

                  1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                  2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

         C. Option Term. Each option shall have a term often (10) years measured from the option grant date.

         D. Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial grant shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) equal and successive annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date. Each annual grant shall vest, and the Corporation's repurchase right shall lapse, upon the Optionee's completion of one (1) year of Board service measured from the option grant date.

         E. Effect of Termination of Board Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                           (i) The  Optionee  (or,  in the  event of  Optionee's
                  death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                           (ii) During the twelve  (12)-month  exercise  period,
                  the option may not be exercised in the aggregate for more than the number of shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                           (iii) Should the  Optionee  cease to serve as a Board
                  member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of such shares as fully-vested shares of Common Stock.

                           (iv) In no event shall the option remain  exercisable
                  after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee 5 cessation of Board service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Board service.

II.      CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

         A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

         B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

         C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each automatic option held by him or her for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board shall be required in connection with such option surrender and cash distribution.

         D. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III.     AMENDMENT OF THE AUTOMATIC OPTION GRANT PROGRAM

         The provisions of this Automatic Option Grant Program, together with the option grants outstanding thereunder, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable Federal income tax laws and regulations.

IV.      REMAINING TERMS

         The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE FIVE

                                  MISCELLANEOUS

I.       FINANCING

         A. The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

         B. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

II.      TAX WITHHOLDING

         A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or stock appreciation rights or upon the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

         B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                           (i) Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                           (ii) Stock  Delivery:  The election to deliver to the
                  Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

III.     EFFECTIVE DATE AND TERM OF THE PLAN

         A. The Discretionary Option Grant, Automatic Option Grant Program and Stock Issuance Programs shall become effective on the Plan Effective Date and options and issuances may be granted under the Plan from and after the Plan Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

         B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plan as of such date shall, immediately upon approval of the Plan by the Corporations' stockholders, be incorporated into the Plan and treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

         C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

         D. The Plan shall  terminate  upon the  earliest of (i) July 24,  2005,
(ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options or the issuance of shares (whether vested or unvested) under the Plan or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all options and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such options or issuances.

IV.      AMENDMENT OF THE PLAN

         A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, (i) no such amendment or modification shall adversely affect the rights and obligations with respect to options, stock appreciation rights or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification, and (ii) any amendment made to the Automatic Option Grant Program (or any options outstanding thereunder) shall be in compliance with the limitations of that program. In addition, the Board shall not, without the approval of the Corporation's stockholders, (i) materially increase the maximum number of shares issuable under the Plan, the number of shares for which options may be granted under the Automatic Option Grant Program or the maximum number of shares for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) materially modify the eligibility requirements for Plan participation or (iii) materially increase the benefits accruing to Plan participants.

         B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs are held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

V.       USE OF PROCEEDS

         Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI.      REGULATORY APPROVALS

         A. The implementation of the Plan, the granting of any option or stock appreciation right under the Plan and the issuance of any shares of Common Stock
(i) upon the exercise of any option or stock appreciation right or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the shares of Common Stock issued pursuant to it.

         B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VII.     NO EMPLOYMENT/SERVICE RIGHTS

         Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.


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

                                    APPENDIX

         The following definitions shall be in effect under the Plan:

         A. Automatic Option Grant Program shall mean the automatic option grant program in effect under the Plan.

         B. Board shall mean the Corporation's Board of Directors.

         C. Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                           (i) the acquisition,  directly or indirectly,  by any
                  person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

                           (ii) a change in the  composition of the Board over a
                  period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

         D. Code shall mean the Internal Revenue Code of 1986, as amended.

         E. Common Stock shall mean the Corporation's common stock.

         F.   Corporate   Transaction   shall  mean  either  of  the   following
stockholder-approved transactions to which the Corporation is a party:

                           (i) a merger  or  consolidation  in which  securities
                  possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those immediately prior to such transaction; or

                           (ii) the sale,  transfer or other  disposition of all
                  or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

         G. Corporation shall mean Accom, Inc., a Delaware corporation.

         H. Discretionary Option Grant Program shall mean the discretionary option grant program in effect under the Plan.

         I. Domestic Relations Order shall mean any judgment, decree or order (including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of the Optionee.

         J. Eligible Director shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

         K. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

         L. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

         M. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                           (i) If the Common  Stock is at the time traded on the
                  Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                           (ii) If the Common Stock is at the time listed on any
                  Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                           (iii) For purposes of option  grants made on the date
                  the Underwriting Agreement is executed and the initial public offering price of the Common Stock is established, the Fair Market Value shall be deemed to be equal to the established initial offering price per share. For purposes of option grants made prior to such date, the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

         N.  Hostile   Take-Over  shall  mean  a  change  in  ownership  of  the
Corporation effected through the following transaction:

                           (i) the acquisition,  directly or indirectly,  by any
                  person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13 d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, and

                           (ii) more than fifty percent (50%) of the  securities
                  so acquired are accepted from persons other than Section 16 Insiders.

         O.  Incentive   Option  shall  mean  an  option  which   satisfies  the
requirements of Code Section 422.

         P. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

                           (i)  such  individual's   involuntary   dismissal  or
                  discharge   by  the   Corporation   for  reasons   other  than
                  Misconduct, or

                           (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (13)a reduction in his or her level of compensation (including base salary, fringe benefits and any non-discretionary and objective-standard incentive payment or bonus award) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

         Q. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

         R. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

         S. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

         T. Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

         U. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         V. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

         W. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more. However, solely for the purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more.

         X. Plan shall mean the Corporation's 1995 Stock Option/Stock Issuance Plan, as set forth in this document.

         Y. Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

         Z. Plan Effective Date shall mean the date on which the Plan is adopted by the Board.

         AA. Predecessor Plan shall mean the Corporation's existing Restated 1990 Stock Option Plan.

         BB. Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

         CC. Qualified Domestic Relations Order shall mean a Domestic Relations Order which substantially complies with the requirements of Code Section 414(p). The Plan Administrator shall have the sole discretion to determine whether a Domestic Relations Order is a Qualified Domestic Relations Order.

         DD. Secondary Committee shall mean a committee of two (2) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

         EE. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

         FF. Section l2(g) Registration Date shall mean the first date on which the Common Stock is registered under Section 12(g) of the 1934 Act.

         GG. Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

         HH. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

         II. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

         JJ. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

         KK. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         LL. Take-Over Price shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

         MM. Taxes shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of such holder's options or the vesting of his or her shares.

         NN. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

         OO. Underwriting Agreement shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.